Exhibit 10(b)(iii)(a)

EMPLOYMENT AGREEMENT

                    EMPLOYMENT AGREEMENT dated as of January 1, 2000 (the "Effective Date") between True North Communications Inc., a Delaware corporation (the "Company"), and David A. Bell (the "Executive").

                    WHEREAS, the Company is a global communications holding company with ownership interests in subsidiaries, affiliates and joint ventures that are engaged in the advertising agency business, the multimedia production business, the business of planning and buying of media time and space and related businesses (the Company and the subsidiaries, affiliates and joint ventures in which it from time to time has equity interests are hereinafter referred to collectively as the "True North Group");

                    WHEREAS, the Executive has previously served the Company as the President and Chief Executive Officer of Bozell Worldwide, Inc.;

                    WHEREAS, the Executive and Bozell Worldwide Inc.'s direct parent company, Bozell, Jacobs, Kenyon & Eckhardt, Inc., have entered into an Employment Agreement dated September 13, 1985 and subsequently amended from time to time (the "BJK&E Agreement"); and

                    WHEREAS, the Company and the Executive desire to enter into this Agreement to replace the BJK&E Agreement and to provide for the employment of the Executive by the Company as its Chairman and Chief Executive Officer, upon the terms and subject to the conditions set forth herein.

                    NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

                    1.      Employment.     The Company hereby employs the Executive and the Executive hereby agrees to be employed by the Company upon the terms and subject to the conditions contained in this Agreement. The term of employment of the Executive by the Company pursuant to this Agreement (the "Employment Period") shall commence on the Effective Date and, unless earlier terminated, shall end on December 31, 2002; provided that the Employment Period may be extended by mutual written agreement of the parties.

                    2.      Position and Duties.     The Company shall employ the Executive during the Employment Period with the title of Chairman and Chief Executive Officer. The Executive shall also serve as a member of the Company's Board of Directors (the "Board") (subject to continued election by the Company's stockholders). The Executive shall report directly to the Board, and he shall split his time during the Employment Period between Chicago and New York City, as necessary to carry out his duties and responsibilities. Subject to the powers, authority and responsibilities vested in the Board and in duly constituted committees of the Board, the Executive shall have the authority, duties and responsibilities commensurate with his position and title as the principal executive officer of the Company and such other duties and responsibilities (not inconsistent with his position) as are reasonably assigned to him from time to time by the Board or any committee thereof. During the Employment Period, the Executive shall perform faithfully and loyally and to the best of the Executive's abilities his duties hereunder, shall devote his full business time, attention and efforts to the affairs of the True North Group and shall use his reasonable best efforts to promote the interests of the Company. Notwithstanding the foregoing, the Executive may engage in charitable, civic or community activities, provided that they do not interfere with the performance of the Executive's duties hereunder, and, with the prior approval of the Board, may serve as a director of any business corporation; provided that such service does not violate the terms of any of the covenants contained in Section 8 hereof.

                    3.     Compensation.

                    (a)      Annual Base Salary.   During the Employment Period, the Company shall pay to the Executive an annual base salary at the rate of $900,000 per annum in accordance with the Company's regular payroll practices. The annual base salary shall be reviewed periodically in accordance with guidelines applicable to the Company's senior executives generally.

                    (b)      Incentive Compensation.   During the Employment Period, the Executive shall be entitled to participate in the Company's Executive Compensation Program (and any other incentive compensation program that may apply generally to senior executives of the Company from time to time), as such Program applies to similarly situated senior executives and as such Program may be amended from time to time. As of the Effective Date, the Executive's targets for annual incentive compensation and stock options are 122% of base salary and 175% of base salary, respectively.

                    (c)     Other Benefits.   During the Employment Period, the Executive shall be entitled to participate in the Company's employee benefit plans and programs and fringe benefits that are generally available to senior executives of the Company from time to time. All benefits referred to in this Section 3(c) are hereinafter referred to as the "Employee Benefits."

                    (d)     Expense Reimbursement.   During the Employment Period, the Company shall reimburse the Executive for all proper expenses incurred by him in the performance of his duties hereunder in accordance with the Company's policies and procedures for senior executives.

                    4.     Consulting Period and Benefits.

                    (a)      Commencement.   At the end of the scheduled term of the Employment Period (as extended, if applicable), if the Executive retires from the Company or the Company decides not to extend the Employment Period, then the Executive shall become a consultant to the Company for the five-year period beginning on the day following the last day of the Employment Period (the "Consulting Period"). In addition, if the Executive resigns from the Company prior to the end of the Employment Period (other than upon a "Qualifying Termination," as defined in Section 5(a) below), then the Consulting Period and corresponding benefits shall apply, subject to the vesting requirements set forth in subsection (d) below.

                    (b)      Duties and Responsibilities.   During the Consulting Period, the Executive shall make himself available, upon reasonable notice, to perform services for the Company which shall be related to such projects and matters as the Board or the Chief Executive Officer of the Company may designate from time to time and which shall be commensurate with the Executive's years of experience and level of skill. The Executive shall not be required to devote more than the equivalent of 10 full business days during any calendar quarter to the performance of such services.

                    (c)     Consulting Benefits.   During the Consulting Period, the Executive shall be paid an annual cash benefit equal to the vested portion of 75% of the average of the Executive's annual base salary over the last three full calendar years of his employment with the Company, with the vested portion determined in accordance with subsection (d) below. These consulting payments shall be made no less frequently than monthly, and shall be subject to any applicable tax withholding and tax reporting requirements. The Company shall also reimburse the Executive in accordance with the Company's policies and procedures for all proper expenses incurred by him in the performance of his duties and responsibilities during the Consulting Period.

                     (d)     Vesting.   The Executive's annual cash benefit described in subsection (c) above shall vest one-third per year beginning on the first anniversary of the date the Executive commenced serving as Chief Executive Officer of the Company, such that the benefit shall vest one-third on each of April 1, 2000, 2001, and 2002 (subject to the Executive's continued employment with the Company through those dates).

                    (e)     Termination of Consulting Period.   The Consulting Period shall terminate prior to the end of the five-year period, and the benefits described in subsection (c) above shall immediately cease, upon the occurrence of either of the following: (i) the material failure by the Executive to perform the reasonably requested duties and responsibilities described in subsection (b) above (subject to written notice by the Company and a reasonable opportunity to cure) or (ii) a material breach by the Executive of this Agreement or other action by the Executive that constitutes "Cause" under Section 5(b) (subject to written notice by the Company and a reasonable opportunity to remedy any condition, conduct, action or inaction of the Executive giving rise to the violation or breach if such violation or breach is remediable). Notwithstanding the foregoing, if the Executive dies or becomes permanently disabled (see "Disability" as defined in Section 5(a) below) during the Consulting Period, then the vested consulting benefits shall continue to be paid to the Executive or his estate, as applicable, for the remainder of the five-year Consulting Period. The foregoing shall not be construed as limiting any other rights or remedies that may be available to the Company upon the Executive's breach of any provision of this Agreement.

                    5.     Termination of Employment Period.

                    (a)     Qualifying Termination.   For purposes of this Agreement, "Qualifying Termination" means the occurrence of any of the following events prior to the expiration of the Employment Period, as extended, if applicable: (i) termination of the Executive's employment by the Company without Cause (as defined in subsection (b) below), (ii) termination of the Executive's employment by the Company on account of the Executive having become unable (as determined by the Company in good faith) to perform regularly his duties hereunder by reason of illness or incapacity for a period of more than six consecutive months (termination for "Disability"), (iii) termination of the Executive's employment on account of the Executive's death, or (iv) termination of the Executive's employment by the Executive due to and upon the occurrence, without the Executive's express written consent, of any of the following events: (1) the assignment to the Executive of any duties that either (A) are inconsistent in any material respect with the Executive's position, duties, responsibilities or status with the Company at the date of this Agreement (or subsequent hereto if such new position(s), duties, responsibilities or status are agreed to by the Executive) or (B) result in a material diminution of the Executive's responsibilities, (2) a material adverse change in the Executive's reporting responsibilities, titles or offices with the Company, (3) a material breach of the Company's obligations set forth in this Agreement, (4) a decrease in the Executive's base salary, or (5) any requirement of the Company that the location where the Executive is based be materially changed.

For purposes of this Agreement, an isolated, insubstantial and inadvertent action taken by the Company in good faith and which is remedied by the Company promptly (the later of 60 days or as soon as reasonably practicable) after receipt of written notice thereof given by the Executive shall not constitute a basis for a Qualifying Termination.

                    (b)     Definition of Cause.   The Company may terminate the Executive's employment immediately for "Cause" if, in the reasonable determination of the Board or the Compensation Committee of the Board, as set forth in an action of the Board or such Committee setting forth in reasonable detail the reasons for such termination, (i) the Executive engages in conduct that violates significant policies of the Company after the Executive is notified by the Company that he is engaging in conduct that violates such policies and that such conduct will be deemed to be Cause; (ii) the Executive fails to perform the essential functions of his job (except for a failure resulting from a bona fide illness or incapacity) or fails to carry out the Board's reasonable directions with respect to material duties after the Executive is notified by the Company that he is failing to perform these essential functions or failing to carry out such reasonable directions and that such conduct will be deemed to be Cause; (iii) the Executive engages in embezzlement or misappropriation of corporate funds or other acts of fraud, dishonesty or self-dealing, or commits a felony or any significant violation of any material statutory or common law duty of loyalty to the Company; or (iv) the Executive breaches a material provision of this Agreement (including, but not limited to, the non-compete, non-solicitation, confidentiality, or non-disparagement provisions in Sections 8 and 9), after the Executive is notified by the Company that he has breached a material provision of this Agreement and that such breach will be deemed to be Cause. Prior to any termination of the Executive for Cause pursuant to clauses (i), (ii) or (iv) of this Section 5(b), the Company shall give the Executive reasonable opportunity to remedy any condition, conduct, action or inaction of the Executive giving rise to the violation or breach of such clause if such violation or breach is remediable.

                    6.     Consequences of Termination of Employment Period.

                    (a)     Benefits Upon Termination.   If the Employment Period terminates for any reason, the Executive (or the Executive's executor, administrator or other legal representative, as the case may be) shall be entitled to receive the following benefits:

          (i)     within 30 days after the amount in question is reasonably determinable (1) base salary payable through the date of termination of employment, (2) unpaid annual incentive compensation for the calendar year immediately preceding the date of such termination, and (3) reimbursement of proper expenses incurred through the date of such termination;

(ii) any previously-granted earnings performance units shall be treated in accordance with the then existing terms of the Company's Earnings Performance Plan; and

          (iii)     participation (by the Executive or the Executive's qualified dependents, as the case may be) in all other applicable benefit plans or programs in accordance with the provisions thereof applicable to terminated employees (or their qualified dependents, as the case may be).

                    (b)     Additional Benefits Upon Qualifying Termination.   If the Employment Period terminates prior to its scheduled expiration date, as extended if applicable, for a reason set forth in Section 5(a), the Executive (or the Executive's executor, administrator or other legal representative, as the case may be) shall be entitled to receive the following additional benefits:

          (i)      within 30 days after the amount in question is reasonably determinable, annual incentive compensation for the calendar year in which such termination shall have occurred, prorated through the date of such termination based on actual results of operations for such full calendar year; and

(ii) if the Qualifying Termination is for any reason other than death or Disability:

(1)	each stock option granted to the Executive by the Company on or after the Effective Date then held by the Executive shall on the date of such termination be 100% vested;

(2)

for a period of three years commencing on the day immediately following the date of termination of the employment of the Executive (the "Severance Period"), the Executive shall be entitled to receive (A) base salary, at the rate payable as of the date of such termination, payable in accordance with the Company's normal payroll policies and (B) within 30 days after the amount in question is reasonably determinable, annual incentive compensation at the higher of (x) the rate payable to the Executive for the calendar year in which such termination shall have occurred or (y) the average of the rates payable to the Executive for the three calendar years (or if the Executive shall have participated in the Company's Executive Compensation Program for fewer than three calendar years, for such lesser number of calendar years) immediately preceding the year in which such termination shall have occurred;

(3)

during the Severance Period, the Executive shall be entitled to participate in life insurance, medical and dental benefits on terms no less favorable than on the termination date, subject to legal restrictions and to modifications of general application to all similarly situated employees; and

(4)

for a period of two years beginning on the day immediately following the conclusion of the Severance Period, the Executive shall receive the annual Consulting Period benefit described in Section 4(c) above, with all vesting requirements deemed to be satisfied;

          (iii)     if the Qualifying Termination is due to the Executive's Disability, for the five-year period beginning on the day immediately following the effective date of the Executive's termination of employment, the Executive shall receive the then vested portion of the annual Consulting Period benefit described in Section 4(c) above; and

          (iv)     each stock option granted to the Executive by the Company on or after the Effective Date then held by the Executive shall be exercisable to the extent it is vested at the date of termination by the Executive or the Executive's executor, administrator or other legal representative, as the case may be, for up to three years after the date of termination, but in no case beyond a date 10 years following the date of grant of such option.

                    7.     Federal and State Withholding.   The Company shall deduct from the amounts payable to the Executive pursuant to this Agreement the amount of all required federal and state withholding taxes in accordance with the Executive's Form W-4 on file with the Company and all applicable social security and Medicare taxes.

                    8.     Noncompetition; Nonsolicitation; Confidentiality.

                    (a)     Covenant Not to Compete.   Except with the prior written consent of the Board, during the Employment Period (including the remaining scheduled term of the Employment Period following the Executive's resignation or termination for "Cause"), any Severance Period and any Consulting Period (including the period during which consulting benefits are paid in accordance with Section 6(b)(ii) or (iii) above):

          (i)     the Executive shall not engage in any activities, whether as employer, proprietor, partner, stockholder (other than the holder of less than 5% of the stock of a corporation the securities of which are traded on a national securities exchange or in the over-the-counter market), director, officer, employee or otherwise, in competition with (1) the businesses conducted at the date hereof by the True North Group or (2) any business in which the True North Group is substantially engaged at any time during the Employment Period;

          (ii)     the Executive shall not solicit, directly or indirectly, any customer, client or other business relationship of the businesses conducted by the True North Group as of the date hereof or of any business in which the True North Group is substantially engaged at any time during the Employment Period; and

(iii) the Executive shall not induce or attempt to persuade any employee of the True North Group to terminate the employee's employment relationship with the True North Group.

                    (b)     Confidential Information and Trade Secrets.   The Executive shall not, at any time during the Employment Period or thereafter, make use of any bidding information (or computer programs thereof) of the True North Group, nor divulge any trade secrets or other confidential information of the True North Group, except to the extent that such information becomes a matter of public record, is published in a newspaper, magazine or other periodical available to the general public or as the Company may so authorize in writing; and when the Executive shall cease to be employed by the Company, the Executive shall surrender to the Company all records and other documents obtained by him or entrusted to him during the course of his employment hereunder (together with all copies thereof) which pertain specifically to any of the businesses covered by the covenants in Section 8(a)(i) or which were paid for by the True North Group; provided, however, that the Executive may retain copies of such documents as necessary for the Executive's personal records for federal income tax purposes.

                    (c)     Scope of Covenants; Remedies.   The following provisions shall apply to the covenants of the Executive contained in this Section:

          (i)     the covenants set forth in Sections 8(a)(i) and 8(a)(ii) shall apply within all territories in which the True North Group is actively engaged in the conduct of business during the Employment Period, including, without limitation, the territories in which customers are then being solicited;

          (ii)     each party intends and agrees that if in any action before any court or agency legally empowered to enforce the covenants contained in Sections 8(a) and 8(b) any term, restriction, covenant or promise contained therein is found to be unreasonable and accordingly unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court or agency; and

(iii) the covenants contained in Sections 8(a) and 8(b) shall survive the conclusion of the Executive's employment by the Company.

                    9.     Nondisparagement; Cooperation.   (a) The Executive shall not, at any time during his employment with the Company or thereafter, make any public or private statement to the news media, to any True North Group competitor or client, or to any other individual or entity, if such statement would disparage any of the True North Group, any of their respective businesses or any director or officer of any of them or such businesses or would have a deleterious effect upon the interests of any of such businesses or the stockholders or other owners of any of them; provided, however, that the Executive shall not be in breach of this restriction if such statements consist solely of (i) private statements made to any officers, directors or employees of any of the True North Group by the Executive in the course of carrying out his duties pursuant to this Agreement or, to the extent applicable, his duties as a director or officer, or (ii) private statements made to persons other than clients or competitors of any of the True North Group (or their representatives) or members of the press or the financial community that do not have a material adverse effect upon any of the True North Group; and provided further that nothing contained in this Section 9(a) or in any other provision of this Agreement shall preclude the Executive from making any statement in good faith that is required by law, regulation or order of any court or regulatory commission, department or agency.

                    (b)     The Company shall not, at any time during the Executive's employment with the Company or thereafter, authorize any person to make, nor shall the Company condone the making of, any statement, publicly or privately, which would disparage the Executive; provided, however, that the Company shall not be in breach of this restriction if such statements consist solely of (i) private statements made to any officers, directors or employees of the True North Group or (ii) private statements made to persons other than clients or competitors of any of the True North Group (or their representatives) or members of the press or the financial community that do not have a material adverse effect upon the Executive; and provided further that nothing contained in this Section 9(b) or in any other provision of this Agreement shall preclude any officer, director, employee, agent or other representative of any of the True North Group from making any statement in good faith which is required by any law, regulation or order of any court or regulatory commission, department or agency.

                    10.     Enforcement.   The parties hereto agree that the Company would be damaged irreparably in the event that any provision of Section 8 or 9 of this Agreement were not performed in accordance with its terms or were otherwise breached and that money damages would be an inadequate remedy for any such nonperformance or breach. Accordingly, the Company and its successors or permitted assigns shall be entitled, in addition to other rights and remedies existing in their favor, to an injunction or injunctions to prevent any breach or threatened breach of any of such provisions and to enforce such provisions specifically (without posting a bond or other security). Each of the parties agrees that he or it will submit himself or itself to the personal jurisdiction of the courts of the State of New York in any action by the other party to enforce an arbitration award against him or it or to obtain interim injunctive or other relief pending an arbitration decision.

                    11.     Survival.   Sections 8, 9 and 10 of this Agreement shall survive and continue in full force and effect in accordance with their respective terms, notwithstanding any termination or expiration of the Employment Period.

                    12.     Arbitration; Certain Costs.   Any dispute or controversy between the Company and the Executive, whether arising out of or relating to this Agreement, the breach of this Agreement, or otherwise, shall be settled by arbitration in New York, New York administered by the American Arbitration Association in accordance with its Commercial Rules then in effect and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant, including, without limitation, the issuance of an injunction. However, either party may, without inconsistency with this arbitration provision, apply to any court having jurisdiction over such dispute or controversy and seek interim provisional, injunctive or other equitable relief until the arbitration award is rendered or the controversy is otherwise resolved. Except as necessary in court proceedings to enforce this arbitration provision or an award rendered hereunder, or to obtain interim relief, neither a party nor an arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of the Company and the Executive. The Company and the Executive acknowledge that this Agreement evidences a transaction involving interstate commerce. Notwithstanding any choice of law provision included in this Agreement, the United States Federal Arbitration Act shall govern the interpretation and enforcement of this arbitration provision.

                    13.     Notice.   All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or five days after deposit in the United States mail, certified and return receipt requested, postage prepaid, addressed (a) if to the Executive, to the most recent address then shown on the employment records of the Company, and if to the Company, to True North Communications Inc., 101 East Erie Street, Chicago, Illinois 60611-2897, Attention: General Counsel, or (b) to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                    14.     Severability.   Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is determined to be invalid, illegal or unenforceable in any respect under applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement or the validity, legality or enforceability of such provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

                    15.     Entire Agreement.   This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes and preempts the BJK&E Agreement and any other prior understandings, agreements or representations by or between the parties, written or oral, which may have related in any manner to the subject matter hereof.

                    16.     Successors and Assigns.   This Agreement shall be enforceable by the Executive and the Executive's heirs, executors, administrators and legal representatives, and by the Company and its successors and permitted assigns. Any successor or permitted assign of the Company shall assume by instrument delivered to the Executive the liabilities of the Company hereunder. This Agreement shall not be assigned by the Company other than to a successor pursuant to a merger, consolidation or transfer of all or substantially all of the capital stock or assets of the Company.

                    17.     Governing Law.   This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to principles of conflict of laws.

                    18.     Amendment and Waiver.   The provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

                    19.     Counterparts.   This Agreement may be executed in two counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
TRUE NORTH COMMUNICATIONS INC.

By: /s/ Marilyn R. Seymann
Marilyn R. Seymann, Chairman of the Compensation Committee of the Board of Directors

EXECUTIVE:

/s/ David A. Bell
David A. Bell

Exhibit 10(b)(iii)(b)

EMPLOYMENT AGREEMENT AMENDMENT

               This AMENDMENT to the Employment Agreement dated as of January 1, 2000 between True North Communications Inc., a Delaware corporation (the "Company"), and David A. Bell (the "Executive") is entered into as of March 1, 2001.

               WHEREAS, the Company and the Executive have entered into the above-referenced Employment Agreement pursuant to which the Executive currently serves the Company as its Chairman and Chief Executive Officer, and the Company and the Executive desire to amend the Employment Agreement as set forth below.

               NOW, THEREFORE, it is agreed that the Employment Agreement is hereby amended by adding the following new Subsection 6(c):

               "(c)     Termination after a Change in Control.  If the Executive incurs a Qualifying Termination (other than a Qualifying Termination due to death or Disability) within two years of the occurrence of a "Change in Control" under and as defined in the Company's Asset Protection Plan (or a similar replacement plan providing severance benefits to Company employees after a change in control), then, if mutually agreed upon between the Executive and the Company, the benefits payable to the Executive pursuant to Section 6(b)(ii) above upon such Qualifying Termination, if any, shall be reduced to the extent necessary to maximize the total after-tax benefit to the Executive, after taking into account all applicable local, state, and federal income and excise taxes, including any applicable excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended."

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 12th day of March, 2001, to be effective as of March 1, 2001.
TRUE NORTH COMMUNICATIONS INC.

By: /s/ Marilyn R. Seymann
Marilyn R. Seymann, Chairman of the Compensation Committee of the Board of Directors

EXECUTIVE:

/s/ David A. Bell
David A. Bell

Exhibit 10(b)(iv)(a)

SUPPLEMENTAL AGREEMENT

                                SUPPLEMENTAL AGREEMENT made as of March 26, 2001 by and between The Interpublic Group of Companies, Inc., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and BARRY R. LINSKY (hereinafter referred to as "Executive").

W I T N E S S E T H;

                                WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of January 1, 1991, a Supplemental Agreement dated as of August 15, 1992, a Supplemental Agreement dated as of January 1, 1995, a Supplemental Agreement made as of January 1, 1996 and a Supplemental Agreement dated as of August 1, 1996 (hereinafter collectively referred to as the "Employment Agreement"); and

                                WHEREAS, the Corporation and Executive desire to amend the Agreement;

                                NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                                1.      Section 1.01 of the Employment Agreement is hereby amended, effective as of March 26, 2001, so as to delete: "and ending on December 31, 2000" therefrom and substitute "and ending on December 31, 2005" therefore.

                                2.      Section 2.01 (iii) of the Employment Agreement is hereby amended, effective as of March 26, 2001, so as to delete: "Executive's initial position will be Senior Vice President-Planning and Business Development at Interpublic" therefrom and substitute "Serve as Executive Vice President" therefore.

                                3.      Except as hereinabove amended, the Employment Agreement shall continue in full force and effect.

                                4.      This Supplemental Agreement shall be governed by the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Barry R. Linsky
Barry R. Linsky

Exhibit 10(b)(vi)(a)

EXECUTIVE SEVERANCE AGREEMENT

                                This AGREEMENT ("Agreement") dated as of October 31, 1997, by and between The Interpublic Group of Companies, Inc. ("Interpublic"), a Delaware corporation (Interpublic and its subsidiaries being referred to herein collectively as the "Company"), and Nicholas J. Camera (the "Executive").

W I T N E S S E T H

                                WHEREAS, the Company recognizes the valuable services that the Executive has rendered thereto and desires to be assured that the Executive will continue to attend to the business and affairs of the Company without regard to any potential or actual change of control of Interpublic;

WHEREAS, the Executive is willing to continue to serve the Company but desires assurance that he will not be materially disadvantaged by a change of control of Interpublic; and

                                WHEREAS, the Company is willing to accord such assurance provided that, should the Executive's employment be terminated consequent to a change of control, he will not for a period thereafter engage in certain activities that could be detrimental to the Company;

                                NOW, THEREFORE, in consideration of the Executive's continued service to the Company and the mutual agreements herein contained, Interpublic and the Executive hereby agree as follows:

ARTICLE I
RIGHT TO PAYMENTS

                                Section 1.1.  Triggering Events.  If Interpublic undergoes a Change of Control, the Company shall make payments to the Executive as provided in article II of this Agreement. If, within two years following a Change of Control, either (a) the Company terminates the Executive other than by means of a termination for Cause or for death or (b) the Executive resigns for a Good Reason (either of which events shall constitute a "Qualifying Termination"), the Company shall make payments to the Executive as provided in article III hereof.

                                Section 1.2.  Change of Control.  A Change of Control of Interpublic shall be deemed to have occurred if (a) any person (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")), other than Interpublic or any of its majority-controlled subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30 percent or more of the combined voting power of Interpublic's then outstanding voting securities; (b) a tender offer or exchange offer (other than an offer by Interpublic or a majority-controlled subsidiary), pursuant to which 30 percent or more of the combined voting power of Interpublic's then outstanding voting securities was purchased, expires; (c) the stockholders of Interpublic approve an agreement to merge or consolidate with another corporation (other than a majority-controlled subsidiary of Interpublic) unless Interpublic's shareholders immediately before the merger or consolidation are to own more than 70 percent of the combined voting power of the resulting entity's voting securities; (d) Interpublic's stockholders approve an agreement (including, without limitation, a plan of liquidation) to sell or otherwise dispose of all or substantially all of the business or assets of Interpublic; or (e) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of Interpublic cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by Interpublic's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. However, no Change of Control shall be deemed to have occurred by reason of any transaction in which the Executive, or a group of persons or entities with which the Executive acts in concert, acquires, directly or indirectly, more than 30 percent of the common stock or the business or assets of Interpublic.

                                Section 1.3.  Termination for Cause.  Interpublic shall have Cause to terminate the Executive for purposes of Section 1.1 of this Agreement only if, following the Change of Control, the Executive (a) engages in conduct that constitutes a felony under the laws of the United States or a state or country in which he works or resides and that results or was intended to result, directly or indirectly, in the personal enrichment of the Executive at the Company's expense; (b) refuses (except by reason of incapacity due to illness or injury) to make a good faith effort to substantially perform his duties with the Company on a full-time basis and continues such refusal for 15 days following receipt of notice from the Company that his effort is deficient; or (c) deliberately and materially breaches any agreement between himself and the Company and fails to remedy that breach within 30 days following notification thereof by the Company. If the Company has Cause to terminate the Executive, it may in fact terminate him for Cause for purposes of section 1.1 hereof if (a) it notifies the Executive of such Cause, (b) it gives him reasonable opportunity to appear before a majority of Interpublic's Board of Directors to respond to the notice of Cause and (c) a majority of the Board of Directors subsequently votes to terminate him.

                                Section 1.4.  Resignation for Good Reason.  The Executive shall have a Good Reason for resigning only if (a) the Company fails to elect the Executive to, or removes him from, any office of the Company, including without limitation membership on any Board of Directors, that the Executive held immediately prior to the Change of Control; (b) the Company reduces the Executive's rate of regular cash and fully vested deferred base compensation ("Regular Compensation") from that which he earned immediately prior to the Change of Control or fails to increase it within 12 months following the Change of Control by (in addition to any increase pursuant to section 2.2 hereof) at least the average of the rates of increase in his Regular Compensation during the four consecutive 12-month periods immediately prior to the Change of Control (or, if fewer, the number of 12-month periods immediately prior to the Change of Control during which the Executive was continuously employed by the Company); (c) the Company fails to provide the Executive with fringe benefits and/or bonus plans, such as stock option, stock purchase, restricted stock, life insurance, health, accident, disability, incentive, bonus, pension and profit sharing plans ("Benefit or Bonus Plans"), that, in the aggregate, (except insofar as the Executive has waived his rights thereunder pursuant to article II hereof) are as valuable to him as those that he enjoyed immediately prior to the Change of Control; (d) the Company fails to provide the Executive with an annual number of paid vacation days at least equal to that to which he was entitled immediately prior to the Change of Control; (e) the Company breaches any agreement between it and the Executive (including this Agreement); (f) without limitation of the foregoing clause (e), the Company fails to obtain the express assumption of this Agreement by any successor of the Company as provided in section 6.3 hereof; (g) the Company attempts to terminate the Executive for Cause without complying with the provisions of section 1.3 hereof; (h) the Company requires the Executive, without his express written consent, to be based in an office outside of New York City or to travel substantially more extensively than he did prior to the Change of Control; or (i) the Executive determines in good faith that the Company has, without his consent, effected a significant change in his status within, or the nature or scope of his duties or responsibilities with, the Company that obtained immediately prior to the Change of Control (including but not limited to, subjecting the Executive's activities and exercise of authority to greater immediate supervision than existed prior to the Change of Control); provided, however, that no event designated in clauses (a) through (i) of this sentence shall constitute a Good Reason unless the Executive notifies Interpublic that the Company has committed an action or inaction specified in clauses (a) through (i) (a "Covered Action") and the Company does not cure such Covered Action within 30 days after such notice, at which time such Good Reason shall be deemed to have arisen. Notwithstanding the immediately preceding sentence, no action by the Company shall give rise to a Good Reason if it results from the Executive's termination for Cause or death or from the Executive's resignation for other than a Good Reason, and no action by the Company specified in clauses (a) through (i) of the preceding sentence shall give rise to a Good Reason if it results from the Executive's Disability. If the Executive has a Good Reason to resign, he may in fact resign for a Good Reason for purposes of section 1.1 of this Agreement by, within 30 days after the Good Reason arises, giving Interpublic a minimum of 30 and a maximum of 90 days advance notice of the date of his resignation.

                                Section 1.5.  Disability.  For all purposes of this Agreement, the term "Disability" shall have the same meaning as that term has in the Interpublic Long-Term Disability Plan.

ARTICLE II
PAYMENTS UPON A CHANGE OF CONTROL

                                Section 2.1.  Elections by the Executive.  If the Executive so elects prior to a Change of Control, the Company shall pay him, within 30 days following the Change of Control, cash amounts in respect of certain Benefit or Bonus Plans or deferred compensation arrangements designated in sections 2.2 through 2.4 hereof ("Plan Amounts"). The Executive may make an election with respect to the Benefit or Bonus Plans or deferred compensation arrangements covered under any one or more of sections 2.2 through 2.4, but an election with respect to any such section shall apply to all Plan Amounts that are specified therein. Each election shall be made by notice to Interpublic on a form satisfactory to Interpublic and, once made, may be revoked by such notice on such form at any time prior to a Change of Control. If the Executive elects to receive payments under a section of this article II, he shall, upon receipt of such payments, execute a waiver, on a form satisfactory to Interpublic, of such rights as are indicated in that section. If the Executive does not make an election under this article with respect to a Benefit or Bonus Plan or deferred compensation arrangement, his rights to receive payments in respect thereof shall be governed by the Plan or arrangement itself.

                                Section 2.2.  ESBA.  The Plan Amount in respect of all Executive Special Benefit Agreements ("ESBA's") between the Executive and Interpublic shall consist of an amount equal to the present discounted values, using the Discount Rate designated in section 5.8 hereof as of the date of the Change of Control, of all payments that the Executive would have been entitled to receive under the ESBA's if he had terminated employment with the Company on the day immediately prior to the Change of Control. Upon receipt of the Plan Amount in respect of the ESBA's, the Executive shall waive any rights that he may have to payments under the ESBA's. If the Executive makes an election pursuant to, and executes the waiver required under, this section 2.2, his Regular Compensation shall be increased as of the date of the Change of Control at an annual rate equal to the sum of the annual rates of deferred compensation in lieu of which benefits are provided the Executive under any ESBA the Accrual Term for which (as defined in the ESBA) includes the date of the Change of Control.

                                Section 2.3.  MICP.  The Plan Amount in respect of the Company's Management Incentive Compensation Plans ("MICP") shall consist of an amount equal to the sum of all amounts awarded to the Executive under, but deferred pursuant to, the MICP as of the date of the Change of Control and all amounts equivalent to interest creditable thereon up to the date that the Plan Amount is paid. Upon receipt of that Plan Amount, the Executive shall waive his rights to receive any amounts under the MICP that were deferred prior to the Change of Control and any interest equivalents thereon.

                                Section 2.4.  Deferred Compensation.  The Plan Amount in respect of deferred compensation (other than amounts referred to in other sections of this article II) shall be an amount equal to all compensation from the Company that the Executive has earned and agreed to defer (other than through the Interpublic Savings Plan pursuant to Section 401(k) of the Internal Revenue Code (the "Code")) but has not received as of the date of the Change of Control, together with all amounts equivalent to interest creditable thereon through the date that the Plan Amount is paid. Upon receipt of this Plan Amount, the Executive shall waive his rights to receive any deferred compensation that he earned prior to the date of the Change of Control and any interest equivalents thereon.

                                Section 2.5.  1986 Stock Incentive Plan.  The effect of a Change of Control on the rights of the Executive with respect to options and restricted shares awarded to him under the Interpublic 1986 Stock Incentive Plan shall be governed by that Plan and not by this Agreement.

ARTICLE III
PAYMENTS UPON QUALIFYING TERMINATION

                                Section 3.1.  Basic Severance Payment.  In the event that the Executive is subjected to a Qualifying Termination within two years after a Change of Control, the Company shall pay the Executive within 30 days after the effective date of his Qualifying Termination (his "Termination Date") a cash amount equal to his Base Amount times the number designated in Section 5.9 of this Agreement (the "Designated Number"). The Executive's Base Amount shall equal the average of the Executive's Includable

Compensation for the two whole calendar years immediately preceding the date of the Change of Control (or, if the Executive was employed by the Company for only one of those years, his Includable Compensation for that year). The Executive's Includable Compensation for a calendar year shall consist of (a) the compensation reported by the Company on the Form W-2 that it filed with the Internal Revenue Service for that year in respect of the Executive or which would have been reported on such form but for the fact that Executive's services were performed outside of the United States, plus (b) any compensation payable to the Executive during that year the receipt of which was deferred at the Executive's election or by employment agreement to a subsequent year, minus (c) any amounts included on the Form W-2 (or which would have been included if Executive had been employed in the United States) that represented either (i) amounts in respect of a stock option or restricted stock plan of the Company or (ii) payments during the year of amounts payable in prior years but deferred at the Executive's election or by employment agreement to a subsequent year. The compensation referred to in clause (b) of the immediately preceding sentence shall include, without limitation, amounts initially payable to the Executive under the MICP or a Long-Term Performance Incentive Plan in that year but deferred to a subsequent year, the amount of deferred compensation for the year in lieu of which benefits are provided the Executive under an ESBA and amounts of Regular Compensation earned by the Executive during the year but deferred to a subsequent year (including amounts deferred under Interpublic Savings Plan pursuant to Section 401(k) of the Code); clause (c) of such sentence shall include, without limitation, all amounts equivalent to interest paid in respect of deferred amounts and all amounts of Regular Compensation paid during the year but earned in a prior year and deferred.

                                Section 3.2.  MICP Supplement.  The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date.

ARTICLE IV
TAX MATTERS

                                Section 4.1.  Withholding.  The Company may withhold from any amounts payable to the Executive hereunder all federal, state, city or other taxes that the Company may reasonably determine are required to be withheld pursuant to any applicable law or regulation, but, if the Executive has made the election provided in section 4.2 hereof, the Company shall not withhold amounts in respect of the excise tax imposed by Section 4999 of the Code or its successor.

                                Section 4.2.  Disclaimer.  If the Executive so agrees prior to a Change of Control by notice to the Company in form satisfactory to the Company, the amounts payable to the Executive under this Agreement but not yet paid thereto shall be reduced to the largest amounts in the aggregate that the Executive could receive, in conjunction with any other payments received or to be received by him from any source, without any part of such amounts being subject to the excise tax imposed by Section 4999 of the Code or its successor. The amount of such reductions and their allocation among amounts otherwise payable to the Executive shall be determined either by the Company or by the Executive in consultation with counsel chosen (and compensated) by him, whichever is designated by the Executive in the aforesaid notice to the Company (the "Determining Party"). If, subsequent to the payment to the Executive of amounts reduced pursuant to this section 4.2, the Determining Party should reasonably determine, or the Internal Revenue Service should assert against the party other than the Determining Party, that the amount of such reductions was insufficient to avoid the excise tax under Section 4999 (or the denial of a deduction under Section 280G of the Code or its successor), the amount by which such reductions were insufficient shall, upon notice to the other party, be deemed a loan from the Company to the Executive that the Executive shall repay to the Company within one year of such reasonable determination or assertion, together with interest thereon at the applicable federal rate provided in section 7872 of the Code or its successor. However, such amount shall not be deemed a loan if and to the extent that repayment thereof would not eliminate the Executive's liability for any Section 4999 excise tax.

ARTICLE V
COLLATERAL MATTERS

                                Section 5.l.  Nature of Payments.  All payments to the Executive under this Agreement shall be considered either payments in consideration of his continued service to the Company, severance payments in consideration of his past services thereto or payments in consideration of the covenant contained in section 5.l0 hereof. No payment hereunder shall be regarded as a penalty to the Company.

                                Section 5.2.  Legal Expenses.  The Company shall pay all legal fees and expenses that the Executive may incur as a result of the Company's contesting the validity, the enforceability or the Executive's interpretation of, or determinations under, this Agreement. Without limitation of the foregoing, Interpublic shall, prior to the earlier of (a) 30 days after notice from the Executive to Interpublic so requesting or (b) the occurrence of a Change of Control, provide the Executive with an irrevocable letter of credit in the amount of $100,000 from a bank satisfactory to the Executive against which the Executive may draw to pay legal fees and expenses in connection with any attempt to enforce any of his rights under this Agreement. Said letter of credit shall not expire before 10 years following the date of this Agreement.

                                Section 5.3.  Mitigation.  The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement either by seeking other employment or otherwise. The amount of any payment provided for herein shall not be reduced by any remuneration that the Executive may earn from employment with another employer or otherwise following his Termination Date.

                                Section 5.4.  Setoff for Debts.  The Company may reduce the amount of any payment due the Executive under article III of this Agreement by the amount of any debt owed by the Executive to the Company that is embodied in a written instrument, that is due to be repaid as of the due date of the payment under this Agreement and that the Company has not already recovered by setoff or otherwise.

                                Section 5.5.  Coordination with Employment Contract.  Payments to the Executive under article III of this Agreement shall be in lieu of any payments for breach of any employment contract between the Executive and the Company to which the Executive may be entitled by reason of a Qualifying Termination, and, before making the payments to the Executive provided under article III hereof, the Company may require the Executive to execute a waiver of any rights that he may have to recover payments in respect of a breach of such contract as a result of a Qualifying Termination. If the Executive has a Good Reason to resign and does so by providing the notice specified in the last sentence of section l.4 of this Agreement, he shall be deemed to have satisfied any notice requirement for resignation, and any service requirement following such notice, under any employment contract between the Executive and the Company.

                                Section 5.6.  Benefit of Bonus Plans.  Except as otherwise provided in this Agreement or required by law, the Company shall not be compelled to include the Executive in any of its Benefit or Bonus Plans following the Executive's Termination Date, and the Company may require the Executive, as a condition to receiving the payments provided under article III hereof, to execute a waiver of any such rights. However, said waiver shall not affect any rights that the Executive may have in respect of his participation in any Benefit or Bonus Plan prior to his Termination Date.

                                Section 5.7.  Funding.  Except as provided in section 5.2 of this Agreement, the Company shall not be required to set aside any amounts that may be necessary to satisfy its obligations hereunder. The Company's potential obligations to make payments to the Executive under this Agreement are solely contractual ones, and the Executive shall have no rights in respect of such payments except as a general and unsecured creditor of the Company.

                                Section 5.8.  Discount Rate.  For purposes of this Agreement, the term "Discount Rate" shall mean the applicable Federal short-term rate determined under Section 1274(d) of the Code or its successor. If such rate is no longer determined, the Discount Rate shall be the yield on 2-year Treasury notes for the most recent period reported in the most recent issue of the Federal Reserve Bulletin or its successor, or, if such rate is no longer reported therein, such measure of the yield on 2-year Treasury notes as the Company may reasonably determine.

                                Section 5.9.  Designated Number.  For purposes of this Agreement, the Designated Number shall be two (2).

                                Section 5.10.  Covenant of Executive.  In the event that the Executive undergoes a Qualifying Termination that entitles him to any payment under article III of this Agreement, he shall not, for 18 months following his Termination Date, either (a) solicit any employee of Interpublic or a majority-controlled subsidiary thereof to leave such employ and enter into the employ of the Executive or any person or entity with which the Executive is associated or (b) solicit or handle on his own behalf or on behalf of any person or entity with which he is associated the advertising, public relations, sales promotion or market research business of any advertiser that is a client of Interpublic or a majority-controlled subsidiary thereof as of the Termination Date. Without limitation of any other remedies that the Company may pursue, the Company may enforce its rights under this section 5.l0 by means of injunction. This section shall not limit any other right or remedy that the Company may have under applicable law or any other agreement between the Company and the Executive.

ARTICLE VI
GENERAL PROVISIONS

                                Section 6.l.  Term of Agreement.  This Agreement shall terminate upon the earliest of (a) the expiration of five years from the date of this Agreement if no Change of Control has occurred during that period; (b) the termination of the Executive's employment with the Company for any reason prior to a Change of Control; (c) the Company's termination of the Executive's employment for Cause or death, the Executive's compulsory retirement within the provisions of 29 U.S.C. Section 631(c) (or, if Executive is not a citizen or resident of the United States, compulsory retirement under any applicable procedure of the Company in effect immediately prior to the change of control) or the Executive's resignation for other than Good Reason, following a Change of Control and the Company's and the Executive's fulfillment of all of their obligations under this Agreement; and (d) the expiration following a Change of Control of the Designated Number plus three years and the fulfillment by the Company and the Executive of all of their obligations hereunder.

                                Section 6.2.  Governing Law.  Except as otherwise expressly provided herein, this Agreement and the rights and obligations hereunder shall be construed and enforced in accordance with the laws of the State of New York.

                                Section 6.3.  Successors to the Company.  This Agreement shall inure to the benefit of Interpublic and its subsidiaries and shall be binding upon and enforceable by Interpublic and any successor thereto, including, without limitation, any corporation or corporations acquiring directly or indirectly all or substantially all of the business or assets of Interpublic whether by merger, consolidation, sale or otherwise, but shall not otherwise be assignable by Interpublic. Without limitation of the foregoing sentence, Interpublic shall require any successor (whether direct or indirect, by merger, consolidation, sale or otherwise) to all or substantially all of the business or assets of Interpublic, by agreement in form satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent as Interpublic would have been required to perform it if no such succession had taken place. As used in this agreement, "Interpublic" shall mean Interpublic as heretofore defined and any successor to all or substantially all of its business or assets that executes and delivers the agreement provided for in this section 6.3 or that becomes bound by this Agreement either pursuant to this Agreement or by operation of law.

                                Section 6.4.  Successor to the Executive.  This Agreement shall inure to the benefit of and shall be binding upon and enforceable by the Executive and his personal and legal representatives, executors, administrators, heirs, distributees, legatees and, subject to section 6.5 hereof, his designees ("Successors"). If the Executive should die while amounts are or may be payable to him under this Agreement, references hereunder to the "Executive" shall, where appropriate, be deemed to refer to his Successors.

                                Section 6.5.  Nonalienability.  No right of or amount payable to the Executive under this Agreement shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, hypothecation, encumbrance, charge, execution, attachment, levy or similar process or (except as provided in section 5.4 hereof) to setoff against any obligation or to assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall be void. However, this section 6.5 shall not prohibit the Executive from designating one or more persons, on a form satisfactory to the Company, to receive amounts payable to him under this Agreement in the event that he should die before receiving them.

                                Section 6.6.  Notices.  All notices provided for in this Agreement shall be in writing. Notices to Interpublic shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to The Interpublic Group of Companies, Inc., l27l Avenue of the Americas, New York, New York l0020, attention: Corporate Secretary. Notices to the Executive shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to the last address for the Executive shown on the records of the Company. Either Interpublic or the Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

                                Section 6.7.  endment.  No amendment of this Agreement shall be effective unless in writing and signed by both the Company and the Executive.

                                Section 6.8. Waivers. No waiver of any provision of this Agreement shall be valid unless approved in writing by the party giving such waiver. No waiver of a breach under any provision of this Agreement shall be deemed to be a waiver of such provision or any other provision of this Agreement or any subsequent breach. No failure on the part of either the Company or the Executive to exercise, and no delay in exercising, any right or remedy conferred by law or this Agreement shall operate as a waiver of such right or remedy, and no exercise or waiver, in whole or in part, of any right or remedy conferred by law or herein shall operate as a waiver of any other right or remedy.

                                Section 6.9.  Severability.  If any provision of this Agreement shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect any other provision of this Agreement or part thereof, each of which shall remain in full force and effect.

                                Section 6.l0.  Captions.  The captions to the respective articles and sections of this Agreement are intended for convenience of reference only and have no substantive significance.

                                Section 6.ll.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single instrument.

                                IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Nicholas J. Camera
Nicholas J. Camera

Exhibit 10(b)(vii)(a)

EMPLOYMENT AGREEMENT

               AGREEMENT made as of February 21, 2000 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic"), and ALBERT CONTE (hereinafter referred to as "Executive").

               In consideration of the mutual promises set forth herein the parties hereto agree as follows:

ARTICLE I
Term of Employment

               1.01     Upon the terms and subject to the conditions set forth herein, Interpublic will employ Executive for the period beginning February 21, 2000 and ending on February 20, 2004, or on such earlier date as the employment of Executive shall terminate pursuant to Article VII or Article VIII. The period during which Executive is employed hereunder is referred to herein as the "term of employment". Executive will serve Interpublic during the term of employment.

ARTICLE II
Duties

               2.01     During the term of employment Executive will:
(i) Use his best efforts to promote the interests of Interpublic and devote his full time and efforts to its business and affairs;

(ii) Perform such duties as Interpublic may from time to time assign to him; and

(iii) Serve as ________________________ and in any such offices of Interpublic or its subsidiaries as he may be elected or appointed to.

ARTICLE III
Compensation

               3.01     Interpublic will compensate Executive for the duties performed by him hereunder, including all services rendered as an officer or director of Interpublic, by payment of a salary at the rate of Two Hundred Seventy Five Thousand Dollars ($275,000) per annum, payable in equal installments, which Interpublic may pay at either monthly or semi-monthly intervals.

               3.02     Executive shall be eligible to participate in Interpublic's Executive's Recognition Award ("ERA") for the 1999-2000 period. Executive's target award under the ERA is $25,000.

               3.03     Interpublic may at any time increase the compensation paid to Executive hereunder if Interpublic in its discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to Interpublic.

ARTICLE IV
Bonuses

               4.01     Executive will be eligible during the term of employment to participate in the Management Incentive Compensation Plan ("MICP"), in accordance with the terms and conditions of the Plan established from time to time. Executive shall be eligible to receive MICP awards up to forty (40%) of his base salary, but the actual award, if any, shall be determined by Interpublic and shall be based on profits of Interpublic, Executive's individual performance and management discretion.

               4.02     Upon full execution of this Agreement, Executive shall be entitled to receive a sign on bonus of Fifty Thousand Dollars ($50,000).

ARTICLE V
Long-Term Performance Incentive Plan; Stock Options; Restricted Stock

               5.01     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Compensation Committee of its Board of Directors ("Committee") grant Executive an award for the 1999-2002 performance period under Interpublic's Long-Term Performance Incentive Plan ("LTPIP") equal to One Thousand Eight Hundred and Seventy Five (1,875) performance units tied to the cumulative compound profit growth of Interpublic, and options under Interpublic's Stock Incentive Plan to purchase Seven Thousand Five Hundred (7,500) shares of Interpublic common stock which may not be exercised in any part prior to the end of the performance period, and thereafter shall be exercisable in whole or in part.

               5.02     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant Executive options to purchase an aggregate of Seven Thousand Five Hundred (7,500) shares of Interpublic Common Stock, which may not be exercised in any part for a period of three (3) years from the date of the grant and thereafter shall be exercisable in three annual installments, the first of which may be exercised for forty percent (40%) of the number of shares covered by the option on or after the third anniversary of the date of the grant and the second and third of which may be exercised on or after each successive anniversary date of the grant for thirty percent (30%) of the number of shares covered by the option.

               5.03     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant to Executive, an award of Three Thousand (3,000) restricted shares of Interpublic common stock which shares shall have a restriction period ending five years from the date of grant.

ARTICLE VI
Other Employment Benefits

               6.01     Executive shall be elected a member of Interpublic's Development Council, which shall entitle him to a financial planning allowance of Two Thousand Five Hundred ($2,500).

               6.02     Executive shall be eligible to receive an automobile allowance of Ten Thousand Dollars ($10,000) per annum.

               6.03     Executive shall be eligible to participate in such other employee benefits as are available from time to time to other Interpublic key management executives in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions required for participation in such benefits opportunities.

ARTICLE VII
Termination

               7.01     Interpublic may terminate the employment of Executive hereunder:

                (i)     By giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice; or;

                (ii)     By giving him notice in writing at any time specifying a termination date less than twelve (12) months after the date on which such notice is given. In this event his employment hereunder shall terminate on the date specified in such notice and Interpublic shall thereafter pay him a sum equal to the amount by which twelve (12) months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one month's salary at the rate in effect at the time of such termination, with any residue in respect of a period less than one month to be paid together with the last installment.

                (iii)     However, with respect to any payments of salary due to Executive after notice of termination shall have been given pursuant to Subsection 7.01 (i), should Executive commence other employment during the period when payments thereunder are being made, said payments shall cease forthwith. Moreover, with respect to any payment of salary or salary equivalents to Executive after notice of termination shall have been given pursuant to Subsection 7.01 (ii), should Executive commence other employment prior to the last payment due under that subsection, no further payments shall be made to Executive.

               7.02     Executive may at any time give notice in writing to Interpublic specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice.

               7.03     If the employment of Executive hereunder is terminated pursuant to this Article VII by either Interpublic or Executive, Executive shall continue to perform his duties hereunder until the termination date at his salary in effect on the date that notice of such termination is given.

               7.04     Notwithstanding anything else in this Agreement, Interpublic may terminate the employment of Executive hereunder for Cause. For purposes of this Agreement, "Cause" means any of the following:

                (a)     any material breach by Executive of any material provision of this Agreement (including without limitation Sections 8.01 and 8.02 hereof) upon written notice of same by the Interpublic describing in reasonable detail the breach asserted and stating that it constitutes notice pursuant to this Section 7.04(a), which breach, if capable of being cured, has not been cured within 30 days after such notice (it being understood and agreed that a breach of Section 8.01 or 8.02 hereof and a breach of Executive's duty to devote his full business time to the affairs of Interpublic, among others, shall be deemed not capable of being cured);

                (b)     Executive's absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any (30) consecutive business days (other than account of permitted vacation or as permitted for illness, disability or authorized leave in accordance with Interpublic's policies and procedures) without the consent of the Board of Directors;

                (c)     Executive having commenced employment with another employer prior to the effective date of Executive's voluntary resignation from employment with Interpublic under Section 7.02 hereof without the consent of the Board of Directors of Interpublic;

                (d)     misappropriation by Executive of funds or property of Interpublic or any attempt by Executive to secure any personal profit related to the business of Interpublic (other than as permitted by this Agreement) and not fairly disclosed to and approved by the Board of Directors;

                (e)     fraud, dishonesty, disloyalty, gross negligence or willful misconduct on the part of Executive in the performance of his duties as an employee of Interpublic; or

                (f)     a felony conviction of Executive.

Upon a termination for Cause, Interpublic shall pay Executive his salary and benefits through the date of termination of employment; and Executive shall receive no severance hereunder.

               7.05     If Executive dies before February 20, 2004 his employment hereunder shall terminate on the date of his death.

ARTICLE VIII
Covenants

               8.01     While Executive is employed hereunder by Interpublic he shall not without the prior written consent of Interpublic engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or Corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company.

               8.02     Executive shall treat as confidential and keep secret the affairs of Interpublic and shall not at any time during the term of employment or thereafter, without the prior written consent of Interpublic, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than Interpublic and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of Interpublic or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder.

               8.03     If Executive violates any provision of Section 8.01 or Section 8.02, Interpublic may, notwithstanding the provisions of Section 7.01, terminate the employment of Executive at any time by giving him notice in writing specifying a termination date. In such event, his employment hereunder shall terminate on the date specified in such notice.

               8.04     All records, papers and documents kept or made by Executive relating to the business of Interpublic or its subsidiaries or affiliates or their clients shall be and remain the property of Interpublic.

               8.05     All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of Interpublic or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of Interpublic, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to Interpublic, without further compensation, upon notice to him from Interpublic.

               8.06     Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twenty-four (24) months from such termination either: (a) solicit any employee of Interpublic or to leave such employ to enter the employ of Executive or of any Interpublic or enterprise with which Executive is then associated, or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or Interpublic, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of Interpublic at the time of such termination.

ARTICLE IX
Assignment

9.01     This Agreement shall be binding upon and enure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

ARTICLE X
Arbitration

               10.01     Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive's employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Section 12.01 hereof, and judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in the city where Executive customarily renders services to Interpublic.

ARTICLE XI
Agreement Entire

               11.01     This Agreement constitutes the entire understanding between Interpublic and Executive concerning his employment by Interpublic or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and Interpublic or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. This Agreement may not be changed orally.

ARTICLE XII
Applicable Law

               12.01     The Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Albert Conte
Albert Conte

Exhibit 10(b)(viii)(a)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                              AGREEMENT made as of February 1, 2000, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and TOM DOWLING (hereinafter referred to as "Executive").

W I T N E S S E T H:

                              WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                              WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                              NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                              1.01     For purposes of this Agreement the "Accrual Term" shall mean the period of ninety six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                              1.02     The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Twenty Five Thousand Dollars ($25,000) if Executive is in the employ of the Corporation at that time.

                              1.03     If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Sixty Thousand Dollars ($60,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter.

                              1.04     If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Sixty Thousand Dollars ($60,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                              1.05     If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-seventh birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the 15th of the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:
Last Day of Employment	Annual Rate

On or after 57th birthday but prior to 58th birthday	$45,600
On or after 58th birthday but prior to 59th birthday	$52,800
On or after 59th birthday but prior to 60th birthday	$56,400

                              1.06     If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will of the Administrator of the Estate of Executive.

                              1.07      For purposes of Sections 1.03 and 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                              1.08     If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                              1.09     In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                              1.10     It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II
Alternative Deferred Compensation

                              2.01     If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-seventh birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Twenty Five Thousand Dollars ($25,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation with a maximum payment of Twenty Five Thousand Dollars ($25,000) per annum. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                              2.02     The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety six (96) months.

                              2.03     If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                              2.04     It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III
Non-solicitation of Clients or Employees

                              3.01     Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination without the prior written consent of the Corporation.

ARTICLE IV
Assignment

4.01     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V
Contractual Nature of Obligation

                              5.01     The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI
Applicable Law

                              6.01     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Tom Dowling
Tom Dowling

Exhibit 10(b)(viii)(b)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                              AGREEMENT made as of February 1, 2001, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and TOM DOWLING (hereinafter referred to as "Executive").

W I T N E S S E T H:

                              WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                              WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                              NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                              1.01     For purposes of this Agreement the "Accrual Term" shall mean the period of ninety six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                              1.02     The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Twenty Five Thousand Dollars ($25,000) if Executive is in the employ of the Corporation at that time.

                              1.03     If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Fifty Five Thousand Dollars ($55,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter.

                              1.04     If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Fifty Five Thousand Dollars ($55,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                              1.05     If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-eighth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the 15th of the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:
Last Day of Employment	Annual Rate

On or after 58th birthday but prior to 59th birthday	$45,100
On or after 59th birthday but prior to 60th birthday	$51,700

                              1.06     If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will of the Administrator of the Estate of Executive.

                              1.07     For purposes of Sections 1.03 and 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                              1.08     If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                              1.09     In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                              1.10     It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II
Alternative Deferred Compensation

                              2.01     If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-eighth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Twenty Five Thousand Dollars ($25,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation with a maximum payment of Twenty Five Thousand Dollars ($25,000) per annum. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                              2.02     The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety six (96) months.

                              2.03     If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                              2.04     It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III
Non-solicitation of Clients or Employees

                              3.01     Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination without the prior written consent of the Corporation.

ARTICLE IV
Assignment

                              4.01     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V
Contractual Nature of Obligation

                              5.01     The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI
Applicable Law

                              6.01     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Tom Dowling
Tom Dowling

Exhibit 10(b)(x)(a)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                                AGREEMENT made as of April 1, 1999, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and GUNNAR WILMOT (hereinafter referred to as "Executive").

W I T N E S S E T H:

                                WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                                WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                                NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                                1.01     For purposes of this Agreement the "Accrual Term" shall mean the period of ninety six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                                1.02     The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Twenty Thousand Dollars ($20,000) if Executive is in the employ of the Corporation at that time.

                                1.03     If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Fifty-six Thousand Dollars ($56,000) per annum for fifteen (15) yearsfollowing Executive's death, such payments to be made on January 15th of each of the fifteen (15) years beginning with the year following the year in which Executive dies.

                                1.04     If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Fifty-six Thousand Dollars ($56,000) per annum for fifteen (15) years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments.

                                1.05     If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-fifth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:
Last Day of Employment	Annual Rate

On or after 55th birthday but prior to 56th birthday	$35,840
On or after 56th birthday but prior to 57th birthday	$42,560
On or after 57th birthday but prior to 58th birthday	$45,920
On or after 58th birthday but prior to 59th birthday	$49,280
On or after 59th birthday but prior to 60th birthday	$52,640

                                1.06     If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                                1.07     For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                                1.08     If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                                1.09     In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                                1.10     It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II
Alternative Deferred Compensation

                                2.01     If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-fifth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Twenty Thousand Dollars ($20,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                                2.02     The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety six (96) months.

                                2.03     If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                                2.04     It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III
Non-solicitation of Clients or Employees

                                3.01     Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of one year either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination and as to which brand Executive devoted services.

ARTICLE IV
Assignment

                                4.01     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V
Contractual Nature of Obligation

                                5.01     The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI
Applicable Law

                                6.01     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Gunnar Wilmont
Gunnar Wilmot

Exhibit 10(b)(x)(b)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                      AGREEMENT made as of October 1, 1996, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and GUNNAR WILMOT (hereinafter referred to as "Executive").

W I T N E S S E T H:

                      WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                      WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                      NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                      1.01     For purposes of this Agreement the "Accrual Term" shall mean the period of ninety six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                      1.02 The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Thirty Thousand Dollars ($30,000) if Executive is in the employ of the Corporation at that time.

                      1.03     If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Ninety-nine Thousand Dollars ($99,000) per annum for fifteen (15) years following Executive's death, such payments to be made on the fifteenth (15) of each of the fifteen years beginning with the year following the year in which Executive dies.

                      1.04     If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Ninety Nine Thousand Dollars ($99,000) per annum for fifteen (15) years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments.

                      1.05     If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-fifth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:
Last Day of Employment	Annual Rate

On or after 55th birthday but prior to 56th birthday	$69,300
On or after 56th birthday but prior to 57th birthday	$75,240
On or after 57th birthday but prior to 58th birthday	$81,180
On or after 58th birthday but prior to 59th birthday	$87,120
On or after 59th birthday but prior to 60th birthday	$93,060

                      1.06     If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will of the Administrator of the Estate of Executive.

                      1.07     For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                      1.08     If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                      1.09     In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                      1.10     It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II

Alternative Deferred Compensation

                      2.01     If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-fifth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Thirty Thousand Dollars ($30,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation with a maximum payment of Two Hundred Forty Thousand Dollars ($240,000) per annum. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                      2.02     The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety six (96) months.

2.03     If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                      2.04     It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III

Non-solicitation of Clients or Employees

                      3.01     Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twenty-four (24) months from such termination, during the first two (2) years of employment hereunder, or for a period of twelve (12) months if such termination occurs subsequent to the first two years of employment either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination and as to which brand Executive devoted services.

ARTICLE IV
Assignment

                      4.01     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V
Contractual Nature of Obligation

                      5.01     The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI
Applicable Law

                      6.01     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Gunnar Wilmont
Gunnar Wilmot

Exhibit 10(b)(x)(c)

SUPPLEMENTAL AGREEMENT

                Agreement made as of May 23, 1990, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to a "Interpublic"), and GUNNAR P. WILMOT (hereinafter referred to as "Executive").

W I T N E S S E T H

                WHEREAS, Executive and Interpublic are parties to an Executive Special Benefit Agreement made as of January 1, 1990 (hereinafter referred to as the "ESBA"); and

                WHEREAS, the Corporation and Executive desire to amend the ESBA;

                NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

                1.           Section 1.02 of the ESBA is hereby amended to read in its entirety as follows:

                1.02.     "The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by $20,000 if Executive is in the employ of the Corporation at that time."

                2.           Section 1.10 of the ESBA is hereby amended so as to add "or its assignee (other than Executive)" after "Interpublic" in the first line thereof.

                3.           Section 4.01 of the ESBA is hereby amended to read in its entirety as follows:

                "This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits."

                4.           Article V and Section 5.01 of the ESBA are hereby amended by renumbering them as new Article VI and new Section 6.01, respectively.

                5.           New Article V and a new Section 5.01 of the ESBA are hereby added to read in their entirety as follows:

"ARTICLE V

Contractual Nature of Obligation

                5.01.     The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which he has become entitled under this Agreement, but which he has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation."

                6.           Except as hereinabove amended, the ESBA shall remain in full force and effect.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Gunnar P. Wilmont
Gunnar P. Wilmot

Exhibit 10(b)(x)(d)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                      AGREEMENT made as of January 1, 1990, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and GUNNAR WILMOT (hereinafter referred to as "Executive").

W I T N E S S E T H:

                      WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                      WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                      NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                      1.01     For purposes of this Agreement the "Accrual Term" shall mean the period of ninety seventy-two months beginning on the date of this Agreement and ending on the day preceding the sixth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                      1.02     In lieu of accruing deferred compensation for the benefit of Executive at the rate of Twenty Thousand Dollars ($20,000) per annum during the Accrual Term, the Corporation shall provide Executive with the following benefits, using the sums which would otherwise have been accrued as deferred compensation to offset the costs of such benefits. Such benefits shall be contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by $20,000 if Executive is in the employ of the Corporation at that time.

                      1.03     If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of One Hundred Fourteen Thousand Dollars ($114,000) per annum for fifteen (15) years following Executive's death, such payments to be made on January 15th of each of the fifteen years beginning with the year following the year in which Executive dies.

                      1.04     If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of One Hundred Fourteen Thousand Dollars ($114,000) per annum for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments.

                      1.05     If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-fifth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:
Last Day of Employment	Annual Rate

On or after 55th birthday but prior to 56th birthday	$79,800
On or after 56th birthday but prior to 57th birthday	$86,640
On or after 57th birthday but prior to 58th birthday	$93,480
On or after 58th birthday but prior to 59th birthday	$100,820
On or after 59th birthday but prior to 60th birthday	$107,160

                      1.06     If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                      1.07     For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                      1.08     If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                      1.09     In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                      1.10     It is expressly agreed that Interpublic shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II
Alternative Deferred Compensation

                      2.01     If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-fifth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Twenty Thousand Dollars ($20,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                      2.02     The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments.

                      2.03     If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                      2.04     It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III
Non-solicitation of Clients or Employees

                      3.01     Following the termination of the employment of Executive hereunder for any reason, Executive shall not for a period of one year from such termination either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV
Assignment

                      4.01     This Agreement shall be binding upon and enure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by Executive shall be void. This Agreement may not be changed orally.

ARTICLE V
Applicable Law

                      5.01     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Gunnar Wilmont
Gunnar Wilmot

Exhibit 10(b)(xi)(a)

EMPLOYMENT AGREEMENT

             AGREEMENT made as of August 3, 1999 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic"), and STEVEN BERNS (hereinafter referred to as "Executive").

             In consideration of the mutual promises set forth herein the parties hereto agree as follows:

ARTICLE I
Term of Employment

             1.01     Upon the terms and subject to the conditions set forth herein, Interpublic will employ Executive for the period beginning August 3, 1999 and ending on August 2, 2004, or on such earlier date as the employment of Executive shall terminate pursuant to Article VII or Article VIII. The period during which Executive is employed hereunder is referred to herein as the "term of employment". Executive will serve Interpublic during the term of employment.

ARTICLE II
Duties

             2.01     During the term of employment Executive will:
(i) Use his best efforts to promote the interests of Interpublic and devote his full time and efforts to its business and affairs;

                (ii)     Perform such duties as the Chief Executive Officer and the Chief Financial Officer may from time to time reasonably assign to him consistent with the duties, responsibilities, title and authority of Executive as described in Section 2.01(b); and

                (iii)     Serve in any such offices of Interpublic or its subsidiaries as he may be elected or appointed to consistent with the duties, responsibilities, title and authority of Executive as described in Section 2.01(b); provided, however, that at all times Executive shall retain his position, title and employment with Interpublic.

(b)     During the term of employment, Executive shall have the position of Vice President and Treasurer of Interpublic and in such capacity Executive shall have primary responsibilities for all treasury functions customary for such position for similar companies in the same industry as Interpublic. Executive shall report directly to the Chief Financial Officer and Executive Vice President ("CFO") of Interpublic, and the Senior Vice President, Financial Operations ("SVPFO") of Interpublic as long as the person currently holding such title of SVPFO is employed in such position. In accordance with Interpublic's general policies, guidelines and procedures, Executive shall have authority over hiring, firing and promotion of personnel in the treasury area of Interpublic, with appropriate degree of consultation with the CFO and SVPFO of Interpublic.

(c) Executive's services shall be performed at Interpublic's offices in Manhattan, New York City, New York, subject to necessary travel requirements of his position and duties hereunder.

ARTICLE III
Compensation

             3.01     Interpublic will compensate Executive for the duties performed by him hereunder, including all services rendered as an officer or director of Interpublic, by payment of a salary at the rate of Three Hundred Thousand Dollars ($300,000) per annum, payable in equal installments, which Interpublic may pay at either monthly or semi-monthly intervals.

             3.02     Interpublic may at any time increase the compensation paid to Executive hereunder if Interpublic in its discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to Interpublic.

             3.03     Interpublic shall pay a special bonus of $50,000 to Executive upon execution and delivery of this agreement to compensate Executive for certain costs and expenses associates with Executive's change in employment.

ARTICLE IV
Bonuses

             4.01     Executive will be eligible during the term of employment to participate in the Management Incentive Compensation Plan ("MICP"), in accordance with the terms and conditions of the Plan established from time to time. Executive shall be eligible to receive MICP awards up to one hundred (100%) of his base salary, but the actual award, if any, shall be determined by Interpublic and shall be based on profits of Interpublic, Executive's individual performance and management discretion. In 1999, your minimum guaranteed MICP award will be $100,000.

ARTICLE V
Long-Term Performance Incentive Plan; Stock Options

             5.01     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Compensation Committee of its Board of Directors ("Committee") grant Executive an award for the 1999-2002 performance period under Interpublic's Long-Term Performance Incentive Plan ("LTPIP") equal to Two Thousand (2,000) performance units tied to the cumulative compound profit growth of Interpublic, and options under Interpublic's Stock Incentive Plan to purchase Sixteen Thousand (16,000) shares of Interpublic common stock which may not be exercised in any part prior to the end of the performance period, and thereafter shall be exercisable in whole or in part.

             5.02     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Management Human Resources Committee of Interpublic grant Executive an award for the 1999-2000 performance period under Interpublic's Performance Incentive Plan ("PIP") equal to Five Hundred (500) performance points tied to the cumulative compound profit growth of the Interpublic, and an option under Interpublic's Stock Incentive Plan to purchase Two Thousand (2,000) shares of Interpublic Common stock which may not be exercised in any part prior to the end of the performance period, and thereafter shall be exercisable in whole or in part.

             5.03     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant Executive options to purchase an aggregate of Ten Thousand (10,000) shares of Interpublic Common Stock, which may not be exercised in any part for a period of three (3) years from the date of the grant and thereafter shall be exercisable in three annual installments, the first of which may be exercised for forty percent (40%) of the number of shares covered by the option on or after the third anniversary of the date of the grant and the second and third of which may be exercised on or after each successive anniversary date of the grant for thirty percent (30%) of the number of shares covered by the option.

             5.04     As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant to Executive, an award of Four Thousand (4,000) restricted shares of Interpublic common stock which shares shall have a restriction period ending five years from the date of grant.

ARTICLE VI
Other Employment Benefits

             6.01     Executive shall be elected a member of Interpublic's Development Council, which shall entitle him to an automobile allowance of Seven Thousand Dollars ($7,000) per annum and a financial planning allowance of Two Thousand Five Hundred Dollars ($2,500) per annum.

             6.02     Executive shall be eligible to participate in such other employee benefits as are available from time to time to other Interpublic key management executives in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions required for participation in such benefits opportunities.

             6.03     In addition to the compensation and benefits provided for in this Agreement, Interpublic agrees to pay or reimburse Executive for all reasonable, ordinary and necessary business expenses (including travel) and entertainment expenses incurred in the performance of his services hereunder in accordance with the policies of Interpublic as from time to time in effect.

             6.04     Executive shall be entitled to vacation at the rate of four (4) weeks per calendar year.

             6.05     Executive shall be entitled to receive fringe benefits and prerequisites in accordance with the plans, practices, programs or policies of Interpublic from time to time in effect and available generally to senior executive of Interpublic at Executive's management level.

ARTICLE VII
Termination

             7.01     Interpublic may terminate the employment of Executive hereunder:

                                (i)     By giving Executive notice in writing at any time specifying a termination date not less than nine (9) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice; or;

                                (ii)     By giving him notice in writing at any time specifying a termination date less than nine (9) months after the date on which such notice is given. In this event his employment hereunder shall terminate on the date specified in such notice and Interpublic shall thereafter pay him a sum equal to the amount by which nine (9) months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one month's salary at the rate in effect at the time of such termination, with any residue in respect of a period less than one month to be paid together with the last installment.

                                (iii)     However, with respect to any payments of salary due to Executive after notice of termination shall have been given pursuant to Subsection 7.01 (i), should Executive commence other employment during the period when payments thereunder are being made, said payments shall cease forthwith. Moreover, with respect to any payment of salary or salary equivalents to Executive after notice of termination shall have been given pursuant to Subsection 7.01 (ii), should Executive commence other employment prior to the last payment due under that subsection, no further payments shall be made to Executive.

             7.02     Executive may at any time give notice in writing to Interpublic specifying a termination date not less than nine (9) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice.

             7.03     If the employment of Executive hereunder is terminated pursuant to this Article VII by either Interpublic or Executive, Executive shall continue to perform his duties hereunder until the termination date at his salary in effect on the date that notice of such termination is given.

             7.04     Notwithstanding anything else in this Agreement, Interpublic may terminate the employment of Executive hereunder for Cause. Interpublic shall provide Executive with 30 days written notice of its intent to terminate Executive under the provisions of this Section 7.04, which notice shall (x) indicate the specific provisions of this Section 7.04 on which termination is predicated, (y) set forth in reasonable detail the facts and circumstances on which the termination is based and, (z) specify a termination date. Executive shall have a right to meet with the executive to whom he reports and other members of senior management senior to him to discuss the matters set forth in such notice and to cure the same within 30 days after receiving such notice.

             For purposes of this Agreement, "Cause" means any of the following:

                                (a)     any material breach by Executive of any material provision of this Agreement. Upon written notice of same by the Interpublic describing in reasonable detail the breach asserted and stating that it constitutes notice pursuant to this Section 7.04(a), which breach, if capable of being cured, has not been cured within 30 days after such notice.

                                (b)     Executive's absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any (30) consecutive business days (other than account of permitted vacation or as permitted for illness, disability or authorized leave in accordance with Interpublic's policies and procedures) without the consent of the Board of Directors;

                                (c)     Executive having commenced employment with another employer prior to the effective date of Executive's voluntary resignation from employment with Interpublic under Section 7.02 hereof without the consent of the Board of Directors of Interpublic;

                                (d)     misappropriation by Executive of funds or property of Interpublic or any attempt by Executive to secure any personal profit by receipt of unauthorized third party compensation related to the business of Interpublic (other than as permitted by this Agreement) and not fairly disclosed to and approved by the Board of Directors;

                                (e)     fraud, dishonesty or willful misconduct of a material nature on the part of Executive in the performance of his duties as an employee of Interpublic; or

                                (f)     a felony conviction of Executive.

Upon a termination for Cause, Interpublic shall pay Executive his salary and benefits through the date of termination of employment; and Executive shall receive no severance hereunder.

             7.05     If Executive dies before August 2, 2004 his employment hereunder shall terminate 30 days after the date of his death.

             7.06     Notwithstanding anything else in this Agreement, Executive may terminate his employment hereunder for Good Reason. Executive shall provide Interpublic with 30 days written notice of its intent to terminate his employment under provisions of this Section 7.06, which notice shall (x) indicate the specific provisions of the Section 7.06 in which such a terminated is predicated and (y) set forth in reasonable detail the facts and circumstances on which termination is based and (z) specify a termination date. Interpublic shall have the right, if the basis for such termination is curable, to cure such breach within 30 days after receiving such notice. For purposes of this Agreement, "Good Reason" means any of the following:
(a) Interpublic's failure to pay or grant any amount or benefit due under this Agreement or Interpublic otherwise breaches a material term of this Agreement

(b) There occurs a material diminution in the titles, authority, status or responsibilities, or compensation or benefits, of Executive as at the date of such occurrence; or

(c)     Interpublic together with its subsidiaries enters into a transaction to sell substantially all of its assets, Interpublic enters into a transaction to sell its capital stock or merge or consolidate such that in excess of fifty percent of the shares of capital stock are no longer held by stockholders holding such shares immediately prior to such transaction, or a majority of the Board of Directors of Interpublic is not the same as immediately preceding such change or there occurs a substantial change in the executive management of Interpublic.

Should executive's employment be terminated for "Good Reason" the Company will pay him nine months salary on his date of termination.

             7.07     In the event Executive shall be unable to perform his duties hereunder by virtue of illness or physical or mental incapacity or disability and Executive shall fail to perform such duties for periods aggregating 120 consecutive days in any 360 day period, Interpublic shall have the right to terminate Executive's employment hereunder prior to Executive's recovery from such illness or disability, at the end of any calendar month after such 120 day period is satisfied upon at least 15 days prior written notice to him.

ARTICLE VIII
Covenants

             8.01     While Executive is employed hereunder by Interpublic he shall not without the prior written consent of Interpublic engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or Corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company and direct his personal investments and those for the benefit of his family.

             8.02     Executive shall treat as confidential and keep secret the affairs of Interpublic and shall not at any time during the term of employment for a period of 3 years, without the prior written consent of Interpublic, knowingly divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than Interpublic and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of Interpublic or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder. For the purpose of this Agreement, the following shall not be treated as confidential information: (i) information previously known to Executive prior to the employment term, (ii) information which is part of the public domain, (iii) information required to be disclosed by applicable law or legal process, or (iv) information which is lawfully in possession of a third party.

             8.03     If Executive violates any provision of Section 8.01 or Section 8.02, Interpublic may, notwithstanding the provisions of Section 7.01, terminate the employment of Executive at any time by giving him notice in writing specifying a termination date. In such event, his employment hereunder shall terminate on the date specified in such notice.

             8.04     All records, papers and documents kept or made by Executive relating to the business of Interpublic or its subsidiaries or affiliates or their clients shall be and remain the property of Interpublic, except Executive shall be permitted to retain his chronological file of correspondence and have access to documents for which he may be responsible in the extent of an inquiry or proceeding.

             8.05     All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of Interpublic or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of Interpublic, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to Interpublic, without further compensation, upon notice to him from Interpublic.

             8.06     Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve (12) months from such termination either: (a) solicit any employee of Interpublic or to leave such employ to enter the employ of Executive or of any company or enterprise with which Executive is then associated, or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or Interpublic, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of Interpublic at the time of such termination.

ARTICLE IX
Assignment

             9.01     This Agreement shall be binding upon and enure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

ARTICLE X
Arbitration

             10.01     Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive's employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Section 12.01 hereof, and judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in the city where Executive customarily renders services to Interpublic.

ARTICLE XI
Agreement Entire

             11.01     This Agreement constitutes the entire understanding between Interpublic and Executive concerning his employment by Interpublic or any of its parents, affiliates or subsidiaries and supersedes, except any applicable benefit plan in effect from time to time, any and all previous agreements between Executive and Interpublic or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. This Agreement may not be changed orally.

ARTICLE XII
Applicable Law

             12.01     The Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Gunnar P. Wilmont
Gunnar P. Wilmot

Exhibit 10(c)(xiv)

TRUE NORTH COMMUNICATIONS INC.

DEFERRED COMPENSATION PLAN

(Amended and Restated Effective January 1, 2001)

TRUE NORTH COMMUNICATIONS INC.
DEFERRED COMPENSATION PLAN

ARTICLE I - PURPOSE; EFFECTIVE DATE
1.1.

Purpose.  The purpose of the True North Communications Inc. Deferred Compensation Plan (hereinafter, the "Plan") is to permit a select group of management or highly compensated employees of True North Communications Inc. and its participating subsidiaries to defer the receipt of income which would otherwise become payable to them and to provide additional deferred compensation through company contributions. In addition, it is intended that certain obligations undertaken in several predecessor non-qualified plans established by the Company, its predecessor companies or affiliates, be incorporated into the operation of this plan for administrative ease and consistency of benefits. It is intended that this Plan, by providing this deferral opportunity, will assist the Company in retaining and attracting individuals of exceptional ability by providing them with these benefits.

1.2.	Effective Date. The Plan was originally effective as of April 1, 1999. The "Effective Date" of this amended and restated Plan is January 1, 2001.

ARTICLE II - DEFINITIONS

For the purpose of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise

2.1.

Account(s).  "Account(s)" means the account or accounts maintained on the books of the Company used solely to calculate the amount payable to each Participant under this Plan and shall not constitute a separate fund of assets. The Accounts available for each Participant shall be identified as the Retirement Account and the Withdrawal Account. In addition, there shall be an Interest Rate Subaccount within the Retirement Account to account for certain Rollover Amounts and Discretionary Contributions that are to be credited with interest based on a rate of interest determined by the Committee.

2.2.	Beneficiary. "Beneficiary" means the person, persons or entity as designated by the Participant, entitled under Article VI to receive any Plan benefits payable after the Participant's death.

2.3.	Board. "Board" means the Board of Directors of the Company or the Compensation Committee thereof.

2.4.	Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.5.	Committee. "Committee" means the Administrative Committee of the Company, which has been appointed by the Board to administer the Company's retirement plans, including the Plan.

2.6.

Company.  "Company" means True North Communications Inc., a Delaware corporation, and any directly or indirectly affiliated subsidiary corporations any of whose employees are designated as eligible to participate in the Plan.

2.7.

Compensation.  "Compensation" means the base salary payable to and bonus or incentive compensation earned by a Participant with respect to employment services performed for the Company by the Participant and considered to be "wages" for purposes of federal income tax withholding. For purposes of this Plan, Compensation shall be calculated before reduction for any amounts deferred by the Participant pursuant to the Company's tax-qualified plans which may be maintained under Section 401(k) or Section 125 of the Code or pursuant to this Plan or any other non-qualified plan which permits the voluntary deferral of compensation. Inclusion of any other forms of compensation is subject to Committee approval.

2.8.

Deferral Commitment.  "Deferral Commitment" means a commitment made by a Participant to defer a portion of Compensation as set forth in Article III. The Deferral Commitment shall apply to salary and/or bonus payable to the Participant, and shall specify the Account or Accounts to which the Compensation deferred shall be allocated. Such allocation shall be made in whole percentages or stated dollar amounts and shall be made in a form acceptable to the Committee. A Deferral Commitment shall remain in effect until amended or revoked as provided under Section 3.2(d) below.

2.9.	Deferral Period. "Deferral Period" means each calendar year.

2.10.	Determination Date. "Determination Date" means each business day.

2.11.

Disability.  "Disability" means total and permanent disability, as defined in the Company's long-term disability plan, as it may be amended from time to time, and as interpreted by the Committee in its sole and absolute discretion.

2.12

Discretionary Contribution.  "Discretionary Contribution" means the Company profit sharing contribution or other discretionary contribution credited to a Participant's Account(s) under Section 4.6 below.

2.13.

Distribution Election.  "Distribution Election" means the election by a Participant as to the timing and/or form of payment of benefits payable from each Account under this Plan, on a form prescribed by the Committee for this purpose and completed by the Participant.

2.14.	ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.15

Excess 401(k) Amount.  "Excess 401(k) Amount" means the amount of Compensation that the Participant has elected to be deferred under the provisions of the 401(k) Plan, but which cannot be contributed to the 401(k) Plan on behalf of the Participant due to the fact that salary and bonus deferrals under this Plan are not treated as compensation under the 401(k) Plan and/or due to the limitations imposed by Code Sections 401(a)(30), 402(g)(1), 401(a)(17), 415(c)(1) or any other limitations under the Code or the provisions of the 401(k) Plan. The maximum amount that can be contributed to the 401(k) Plan due to these restrictions is hereinafter referred to as "Maximum 401(k) Amount." It is recognized that for purposes of the 401(k) Plan the definition of "compensation" will most likely be more restrictive than the definition under this Plan and that the calculation of the amount elected to be deferred into the 401(k) Plan, the Maximum 401(k) Amount, and the Excess 401(k) Amount shall be calculated in accordance with the provisions of the 401(k) Plan. For purposes of this Plan, in determining the Excess 401(k) Amount, the election with respect to the amount of compensation to be deferred into the 401(k) Plan in effect at the time that the Participant achieves the Maximum 401(k) Amount shall be deemed to continue in effect for the balance of the applicable Deferral Period.

2.16.

Financial Hardship.  "Financial Hardship" means a severe financial hardship of the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant. Financial Hardship shall be determined based upon such standards as are, from time to time, established by the Committee, and such determination shall be in the sole discretion of the Committee.

2.17.

401(k) Plan.  "401(k) Plan" means the Company retirement plan in which the Participant participates, which is tax-qualified under Section 401(a) of the Code and satisfies the requirements of Section 401(k) of the Code. As of the Effective Date, the only applicable tax-qualified plan is the True North Communications Inc. Retirement Plan, as amended from time to time.

2.18.

Investment Performance.  "Investment Performance" means the amount credited to or deducted from a Participant's Retirement and Withdrawal Accounts on each Determination Date. Amounts credited to or deducted from a Participant's Retirement and Withdrawal Accounts shall be based on the earnings and/or losses of the Valuation Funds chosen by the Participant as provided in Section 2.25 below and in a manner consistent with Section 4.3 below. Such credits to a Participant's Retirement and Withdrawal Accounts may be either positive or negative to reflect the increase or decrease in the applicable Valuation Funds.

Notwithstanding the foregoing, Investment Performance credited to the Interest Rate Subaccount within the Retirement Account shall be based on a rate of interest set and declared by the Committee in its sole discretion from time to time.

2.19.	Matching Contribution. "Matching Contribution" means the Company contribution credited to a Participant's Retirement Account under Section 4.5 below.

2.20.

Participant.  "Participant" means any employee who is eligible pursuant to Section 3.1 below to participate in this Plan, and who has elected to defer Compensation under this Plan in accordance with Article III below. Such employee shall remain a Participant in this Plan for the period of deferral and until such time as all benefits payable under this Plan have been paid in accordance with the provisions hereof.

2.21.	Plan. "Plan" means this True North Communications Inc. Deferred Compensation Plan, as amended from time to time.

2.22.

Predecessor Plan.  "Predecessor Plan" means those plans maintained by the Company, or its predecessor entities, established to be non-qualified deferred compensation plans for a select group of management or highly compensated employees. These Plans specifically include the Bozell, Jacobs, Kenyon & Eckhardt, Inc. Executive Wealth Accumulation Plan (the "EWAP"), the Foote, Cone & Belding Communications, Inc. Stock Purchase Integration Plan, (the "SPIP"), and the Foote, Cone & Belding Communications, Inc. Profit Sharing Integration Plan, (the "PSIP") along with any other plan or program designated by the Committee.

2.23.	Retirement. "Retirement" means a Participant's termination of employment with the Company after attaining age 55.

2.24.

Rollover Amount.  "Rollover Amount" means the amount determined by the Committee in its sole discretion to represent the balance of the obligation to specifically named Participants under a Predecessor Plan, which is to be added to an Account in this Plan. It is intended that the Rollover Amount shall be determined in accordance with the terms of the applicable Predecessor Plan. Such Rollover Amount shall be determined by the Committee and added to the appropriate Account under this Plan as of the later of the original effective date of this Plan or the date that the Participant first becomes eligible to participate in this Plan.

2.25.

Valuation Funds.  "Valuation Funds" means one or more of the independently established funds or indices that are identified and listed by the Committee. These Valuation Funds are used solely to calculate the Investment Performance that is credited to each Participant's Retirement and Withdrawal Accounts in accordance with Article IV below, and does not represent nor should it be interpreted to convey any beneficial interest on the part of the Participant in any asset or other property of the Company. The determination of the increase or decrease in the performance of each Valuation Fund shall be made by the Committee in its reasonable discretion. The Committee shall select the various Valuation Funds available to the Participants with respect to this Plan.

ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.1.	Eligibility and Participation.

a)

Eligibility.     Eligibility to participate in the Plan shall be limited to those select key employees of the Company who are designated by management from time to time and approved by the Committee. The Committee and its delegates shall have the authority to establish general guidelines for Plan participation; provided that no individual with annual base salary of less than $100,000 shall be eligible to make future Deferral Commitments on or after the Effective Date.

b)

Participation.     An employee's participation in the Plan shall be effective upon notification to the employee by the Committee of eligibility to participate, and completion and submission of a Deferral Commitment and a Distribution Election form to the Committee no later than 30 days prior to the beginning of the Deferral Period.

c)

First-Year Participation.     When an individual first becomes eligible to participate during a Deferral Period, a Deferral Commitment may be submitted to the Committee within 30 days after the Committee notifies the individual of eligibility to participate. Subject to Section 3.2(b), such Deferral Commitment will be effective only with regard to Compensation earned and payable following submission of the Deferral Commitment to the Committee.

3.2.	Form of Deferral. A Participant may elect a Deferral Commitment as follows:

a)

Salary Deferral Commitment.  A Deferral Commitment shall be made with respect to salary payable by the Company to a Participant during the immediately succeeding Deferral Period, and shall designate the portion of each deferral that shall be allocated among the Retirement and Withdrawal Accounts. The Participant shall set forth the amount to be deferred as a full percentage of salary payable (the Participant may designate a different percentage of salary and bonus that is to be deferred under this Plan). The salary Deferral Commitment shall specify the Participant's initial allocation of the amounts deferred into each Account among the various available Valuation Funds.

b)

Bonus Deferral Commitment.  A Deferral Commitment shall be made with respect to each payment of bonus or incentive compensation payable by the Company to a Participant with respect to services performed during the immediately succeeding Deferral Period, and shall designate the portion of each deferral that shall be allocated among the Retirement and Withdrawal Accounts. Notwithstanding the foregoing, for a Participant's initial Deferral Period under the Plan, his or her bonus Deferral Commitment may apply to bonuses earned for the calendar year in which such Deferral Commitment is made, provided that the amount of such bonus remains substantially uncertain as of the time such Deferral Commitment is submitted. The Participant shall set forth the amount to be deferred as either a full percentage of bonus or incentive compensation payable (the Participant may designate a different percentage of salary and bonus that is to be deferred under this Plan), as a stated dollar amount, or as a percentage of the bonus payable in excess of a stated amount. The Deferral Commitment shall specify the Participant's initial allocation of the amounts deferred into each Account among the various available Valuation Funds.

To the extent any Participant receives a bonus partially or completely in the form of restricted stock (or any other non-cash form), the Committee or its delegates shall have the discretion as it/they deem appropriate to adjust the Participant's Deferral Commitment (as it applies to such bonus) to account for the non-cash element. This discretion shall be exercised in a manner that is consistent among similarly-situated Participants.

c)

Excess 401(k) Amount.  A Deferral Commitment shall be made with respect to Excess 401(k) Amounts, if any, as defined in Section 2.15 above. Any Excess 401(k) Amounts so deferred shall be deferred into the Retirement Account.

d)

Period of Commitment.  Once a Participant has made a Deferral Commitment, that Commitment shall remain in effect for that Deferral Period (or the remainder thereof). A new Deferral Commitment must be submitted for each Deferral Period, as a Deferral Commitment shall apply only to the Deferral Period for which it is submitted.

3.3.

Maximum Deferral Commitments.  The maximum amount of each payment of base salary that may be deferred into this Plan shall be 50% of base salary, and the maximum amount of each payment of bonus or incentive compensation that may be deferred into this Plan shall be 100% of bonus or incentive compensation.

3.4.	Commitment Limited by Termination. If a Participant terminates employment with the Company prior to the end of the Deferral Period, the Deferral Period shall end as of the date of such termination.

3.5.	Modification of Deferral Commitment. Except as provided in Section 5.5 below, a Deferral Commitment shall be irrevocable by the Participant during a Deferral Period.

3.6.

Change in Employment Status.  If the Committee determines that a Participant is no longer eligible to participate in this Plan, but the Participant remains employed with the Company, the Participant's existing Deferral Commitment shall terminate at the end of the Deferral Period, and no new Deferral Commitment may be made by such Participant after notice of such determination is given by the Committee, unless the Participant later satisfies the requirements of Section 3.1 above. If any such Participant's total Account balance at such time (or at any subsequent time) is less than $5,000, then the Committee shall distribute the Participant's Account balances in accordance with Article V below as if the Participant had terminated employment with the Company as of that time.

If the Committee, in its sole discretion, determines that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as determined in accordance with ERISA, the Committee may in its sole discretion terminate any Deferral Commitment for that year, prohibit the Participant from making any future Deferral Commitments and/or distribute the Participant's Account balances in accordance with Article V below as if the Participant had terminated employment with the Company as of that time.

ARTICLE IV - DEFERRED COMPENSATION ACCOUNTS; COMPANY CONTRIBUTIONS

4.1.

Accounts.  The Rollover Amounts, the Compensation deferred by a Participant under the Plan, any Matching Contributions, Discretionary Contributions, Excess 401(k) Amounts and Investment Performance shall be credited to the Participant's various Account(s). Separate accounts may be maintained to reflect the different Accounts chosen by the Participant, and the Participant shall designate the portion of each deferral that will be credited to each Account, as set forth in Section 3.2(a), (b) and (c). These Accounts shall be used solely to calculate the amount payable to each Participant under this Plan and shall not constitute separate funds of assets.

4.2.

Timing of Credits; Withholding.  A Participant's deferred salary or bonus, if any, shall be credited to each Account designated by the Participant on or as soon as practicable after the date the Compensation deferred would have otherwise been payable to the Participant. Excess 401(k) Amounts and Matching Contributions, if any, shall be credited to the Participant's Retirement Account on or as soon as practicable after the date the corresponding deferred salary or bonus is credited to the applicable Account(s). Any Discretionary Contributions shall be credited to the appropriate Account(s) as provided by the Committee. Any Rollover Amounts shall be credited to the appropriate Account(s) as set forth below in Section 4.4 as an initial balance in the appropriate Account(s) as of the later of the original effective date of this Plan or the date that the Participant first becomes eligible to participate in this Plan. Any withholding of taxes or other amounts with respect to deferred Compensation that is required by local, state or federal law shall be withheld from the Participant's corresponding non-deferred portion of Compensation to the maximum extent possible, and any remaining amount shall reduce the amount credited to the Participant's Account in a manner specified by the Committee.

4.3.

Valuation Funds. A Participant shall designate, at a time and in a manner acceptable to the Committee, one or more Valuation Funds for the Retirement and/or Withdrawal Account(s) for the sole purpose of determining the manner by which Investment Performance shall be credited to or deducted from such Account. Such election shall designate the portion of each deferral of Compensation made into the Retirement and Withdrawal Accounts that shall be allocated among the available Valuation Fund(s), and such election shall apply to each succeeding deferral of Compensation until such time as the Participant shall file a new election with the Committee. Participants shall also be permitted to reallocate the balance in each Valuation Fund among the other available Valuation Funds as determined by the Committee.

The manner in which such elections shall be made and the frequency with which such elections may be changed and the manner in which such elections shall become effective shall be determined in accordance with the procedures to be adopted by the Committee or its delegates from time to time. As of the Effective Date, such elections may be made on a daily basis electronically, and such elections shall become effective on the date made or the next available Determination Date.

4.4.

Rollover Amounts. The Company may credit a Rollover Amount to the Participant's Account(s) in an amount determined by the Committee in accordance with the appropriate Predecessor Plan as stated in Section 2.24 above. Any Rollover Amount designated as being in relation to the EWAP Predecessor Plan may be credited to the Retirement or the Withdrawal Accounts at the direction of the Participant. Any Rollover Amount designated as being in relation to the SPIP or PSIP Predecessor Plans will be credited to the Interest Rate Subaccount within the Retirement Account.

4.5.

Matching Contributions. The Company may credit Matching Contributions to the Participant's Retirement Account in an amount to be determined by the Committee in relation to the Compensation deferred by the Participant under the 401(k) Plan and the corresponding Excess 401(k) portion of this Plan during each Deferral Period. As of the Effective Date, Matching Contributions shall be made under this Plan for Participants who have elected to participate in the 401(k) Excess portion of this Plan and will be designed to equal the additional matching contributions that would have been made on the Participant's behalf under the 401(k) Plan if the Retirement Plan Limits (as defined in Section 4.6 below) did not apply and if the amounts deferred by the Participant pursuant to Section 3.2 were treated as compensation under the 401(k) Plan. As such, Matching Contributions for each Deferral Period shall equal (1) one hundred percent (100%) of the amounts deferred by the Participant for that Deferral Period under Section 3.2(c) above, up to a maximum of the first 3% of the Participant's Compensation for such Deferral Period, plus (2) fifty percent (50%) of the amounts deferred by the Participant for that Deferral Period under Section 3.2(c) above, up to the next 2% of the Participant's Compensation for such Deferral Period, minus (3) the matching contributions made on the Participant's behalf for that Deferral Period under the 401(k) Plan.

4.6.

Profit-Sharing and Other Discretionary Contributions. The Company may make Discretionary Contributions to a Participant's Accounts. Discretionary Contributions shall be credited at such times, in such amounts and to such Accounts as recommended by the Company and approved by the Compensation Committee of the Board or the full Board. As of the Effective Date, Discretionary Contributions shall include profit-sharing contributions made on behalf of certain designated eligible Participants as follows: For each Deferral Period, an eligible Participant's profit-sharing contribution shall be an amount equal to (a) minus (b), where:

a)

equals the profit-sharing contribution that would have been allocated to the Participant under the 401(k) Plan for such Deferral Period if the "Retirement Plan Limits" did not apply and if the amounts of salary deferred by the Participant pursuant to Section 3.2 were treated as compensation under the 401(k) Plan; and

	b)	equals the actual profit-sharing contribution allocated to the Participant under the 401(k) Plan for such Deferral Period.

For purposes of (a) above, "Retirement Plan Limits" means the limitation imposed by Section 415 of the Code on allocations to Participants' accounts under the 401(k) Plan and the limitation imposed by Section 401(a)(17) of the Code on the amount of a Participant's annual compensation that may be taken into account under the 401(k) Plan. These profit-sharing Discretionary Contributions shall be credited to a Participant's Interest Rate Subaccount within the Retirement Account at or as soon as practicable after the time profit-sharing contributions are credited to such Participant's account(s) under the 401(k) Plan.

4.4.	Determination of Accounts. Each Participant's Account as of each Determination Date shall consist of the balance of the Account as of the immediately preceding Determination Date, adjusted as follows:

	a)	New Deferrals. The Retirement and Withdrawal Accounts shall be increased by any deferred Compensation, if any, credited since such prior Determination Date in the proportion chosen by the Participant.

b)

Company Contributions. The Retirement Account shall be increased by any Matching Contribution, Excess 401(k) Amounts, and/or Discretionary Contributions credited since such prior Determination Date; provided that profit-sharing Discretionary Contributions under Section 4.6 shall be credited to the Interest Rate Subaccount within the Retirement Account. Rollover Amounts shall be treated as initial balances in the Retirement and/or Withdrawal Accounts, as applicable.

c)

Distributions. Each Account shall be reduced by the amount of each benefit payment made from that Account since the prior Determination Date. Distributions from the Retirement and Withdrawal Accounts shall be deemed to have been made proportionally from each of the Valuation Funds maintained within such Account based on the proportion that such Valuation Fund bears to the sum of all Valuation Funds maintained within such Account for that Participant as of the Determination Date immediately preceding the date of payment.

d)

Investment Performance. The Retirement and Withdrawal Accounts shall be increased or decreased by the Investment Performance credited to such Accounts since such Determination Date as though the balance of that Account had been invested in the applicable Valuation Funds chosen by the Participant. The Interest Rate Subaccount within the Retirement Account shall be increased by the interest credited to such Account since such prior Determination Date based on the interest rate established by the Committee.

4.8.

Vesting of Accounts. Subject to the right of the Committee to impose vesting restrictions with respect to future Matching and/or Discretionary Contributions, all amounts credited to a Participant's Accounts, net of Investment Performance, shall be 100% vested.

4.9.	Statement of Accounts. The Committee shall give to each Participant a statement showing the balances in the Participant's Accounts on no less than an annual basis.

ARTICLE V - PLAN BENEFITS

5.1.

Retirement Account. The balance of a Participant's Retirement Account shall be distributed to the Participant upon his or her termination of employment with the Company. Benefits under this Section shall be payable as soon as administratively practical after termination of employment. The form of benefit payment shall be that form selected by the Participant pursuant to Section 5.6 below, except that if the Participant terminates employment with the Company prior to Retirement, the full amount of the Retirement Account shall be paid in a lump sum.

5.2.

Withdrawal Account. Subject to the remainder of this Section 5.2, the balance of a Participant's Withdrawal Account shall be distributed to the Participant upon the date chosen by the Participant in his or her Distribution Election that corresponds to his or her first Deferral Commitment which designates a portion of the Compensation deferred be allocated to the Withdrawal Account; provided, however, that the date of payment commencement under this Section shall be no earlier than the third anniversary of the Participant's initial deferral into the Withdrawal Account. The Participant may subsequently amend the intended date of payment to a date later than that date initially chosen by filing a new Distribution Election with the Committee no later than 24 months prior to the initially-chosen date of payment. The Participant may file this amendment to defer the receipt of benefits under this Section only twice, and each new Distribution Election must provide for a pay-out at a date later than the election in force immediately prior to filing such new election. The form of benefit payment shall be that form selected by the Participant pursuant to Section 5.6 below. Notwithstanding the foregoing, if the Participant terminates employment with the Company prior to the date so chosen (or as subsequently amended) by the Participant, the balance of the Withdrawal Account as of the date of termination of employment shall be added to the Retirement Account and shall be paid in accordance with the provisions of Section 5.1 above.

5.3.

Disability. If a participant becomes Disabled in accordance with Section 2.11 above, distribution of the Participant's Plan benefits shall be made in the same manner as if the Participant were to Retire on the date he or she commences long-term disability benefits under the Company's long-term disability plan.

5.4.

Death Benefit. Upon the death of a Participant prior to the commencement of benefits under this Plan from any Account, the Company shall pay to the Participant's beneficiary an amount equal to the balance in that Account in a lump sum. In the event of the death of the Participant after the commencement of installment payments from any Account, the remaining benefits from that Account shall be paid as soon as practicable to the Participant's designated Beneficiary in one lump sum.

5.5.

Hardship Distributions. Upon a finding that a Participant has suffered a Financial Hardship, the Committee may, in its sole discretion, amend the existing Deferral Commitment or make distributions from any or all of the Participant's Accounts. The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's needs resulting from the Financial Hardship. If payment is made due to Financial Hardship, the Participant's deferrals under this Plan shall cease for the period of the Financial Hardship and for 12 months thereafter. Any resumption of the Participant's deferrals under the Plan after such 12-month period shall be made only at the election of the Participant in accordance with Article III above.

5.6.

Form of Payment. Unless otherwise specified in this Article V, the benefits payable from any Account under this Plan shall be paid in one of the forms of benefit payment described below, as specified by the Participant in his or her Distribution Election. The most recently submitted Distribution Election shall be effective for the entire Account balance unless amended in writing by the Participant and delivered to the Committee. If the Participant's most recent Distribution Election as to the form of payment was made within 24 months of the time benefits under this Plan become due and payable, then the most recent election made by the Participant more than 24 months prior to the time such benefit becomes due and payable shall be used to determine the form of payment. The permitted forms of benefit payments are:

	a)	A lump sum amount which is equal to the Account balance; and

b)

Annual installments for a period of five years (with respect to the Withdrawal Account) or 10 years (with respect to the Retirement Account), where the annual payment shall be equal to the balance of the Account immediately prior to the payment, multiplied by a fraction, the numerator of which is one and the denominator of which is the remaining number of annual payments. Investment Performance on the unpaid Account balance shall be based on the most recent allocation among the available Valuation Funds chosen by the Participant in accordance with Section 4.3 above; except that the interest credited to the Interest Rate Subaccount within the Retirement Account during the pay-out period shall continue to be the rate declared by the Committee in accordance with Section 2.18 above.

5.7.

Small Accounts. If the total of a Participant's unpaid Account balances as of the Participant's Retirement is less than $5,000, the remaining unpaid Account(s) shall be paid in a lump sum, notwithstanding any election by the Participant to the contrary.

5.8.

Withholding; Payroll Taxes. The Company shall withhold from any payment made pursuant to this Plan any taxes required to be withheld from such payments under local, state or federal law. A Beneficiary, however, may elect not to have withholding of federal income tax pursuant to Section 3405(a)(2) of the Code or any successor provision thereto.

5.9.

Payment to Guardian. If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of the property, the Committee may direct payment to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetence, minority, incapacity or guardianship, as it may deem appropriate prior to distribution. Such distribution shall completely discharge the Committee and the Company from all liability with respect to such benefit.

5.10.

Effect of Payment. The full payment of the applicable benefit under this Article V shall completely discharge all obligations on the part of the Company to the Participant (and the Participant's Beneficiary) with respect to the operation of this Plan, and the Participant's (and Participant's Beneficiary's) rights under this Plan shall terminate.

ARTICLE VI - BENEFICIARY DESIGNATION

6.1.

Beneficiary Designation. Each Participant shall have the right, at any time, to designate one or more persons or entity as Beneficiary (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of the Participant's death prior to complete distribution of the Participant's Account balances. Each Beneficiary designation shall be on a written form prescribed by the Committee and shall be effective only when filed with the Committee during the Participant's lifetime. Designation by a married Participant to the Participant's spouse of less than a 50% interest in the Participant's benefits shall not be effective unless the spouse executes a written consent that acknowledges the effect of the designation, or it is established that the consent cannot be obtained because the spouse cannot be located.

6.2.

Changing Beneficiary. Any Beneficiary designation may be changed by an unmarried Participant without the consent of the previously named Beneficiary by the filing of a new Beneficiary designation with the Committee. A married Participant's Beneficiary designation may be changed by the Participant with the consent of the Participant's spouse as provided for in Section 6.1 above by the filing of a new designation, which shall cancel all designations previously filed.

6.3.	Change in Marital Status. If the Participant's marital status changes after the Participant has designated a Beneficiary, the following shall apply:

a)

If the Participant is married at death but was unmarried when the designation was made, the designation shall be void unless the spouse has consented to it in the manner prescribed in Section 6.1 above.

	b)	If the Participant is unmarried at death but was married when the designation was made:

i) The designation shall be void if the spouse was named as Beneficiary
ii) The designation shall remain valid if a non-spouse Beneficiary was named.

c)

If the Participant was married when the designation was made and is married to a different spouse at death, the designation shall be void unless the new spouse has consented to it in the manner prescribed in Section 6.1 above.

6.4.

No Beneficiary Designation. If any Participant fails to designate a Beneficiary in the manner provided above, if the designation is void, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's benefits, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

	a)	The Participant's surviving spouse;

b)

The Participant's children in equal shares, except that if any of the children predeceases the Participant but leaves surviving issue, then such issue shall take by right of representation the share the deceased child would have taken if living;

	c)	The Participant's estate.

6.5.	Effect of Payment. Payment to the Beneficiary shall completely discharge the Company's obligations under this Plan.
ARTICLE VII - ADMINISTRATION

7.1.	Committee. The Plan shall be administered by the Committee.

7.2.

Powers of the Committee. The Committee shall have all powers necessary to administer the Plan, including, without limitation, the power to interpret the provisions of the Plan, to decide all questions of eligibility, to establish rules and forms for the administration of the Plan, and to appoint individuals to assist in the administration of the Plan and any other agents it deems advisable.

7.3.

Actions of the Committee. All determinations, interpretations, rules, and decisions of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.

7.4.

Delegation. The Committee shall have the power to delegate specific duties and responsibilities to officers or other employees of the Company or to other individuals or entities. The Committee may rescind any delegation at any time. Except as otherwise required by law, each person or entity to whom a duty or responsibility has been delegated shall be responsible for the exercise of such duty or responsibility and shall not be responsible for any act or failure to act of any other person or entity.

7.5.

Indemnification. The Company shall indemnify the members of the Committee, the members of the Board and all Company officers and other employees responsible for administering the Plan against any and all liabilities arising by reason of any act or failure to act made in good faith in accordance with the provisions of the Plan. For this purpose, liabilities include expenses reasonably incurred in the defense of any claim relating to the Plan.

7.6.

Reports and Records. The Committee and those to whom the Committee has delegated duties under the Plan shall keep records of all their proceedings and actions and shall maintain books of account, records, and other data as shall be necessary for the proper administration of the Plan and for compliance with applicable law.

ARTICLE VIII - CLAIMS PROCEDURE

               If a Participant or his or her beneficiary (hereinafter referred to as a "Claimant") is denied all or a portion of an expected benefit under the Plan for any reason, he or she may file a claim with the Committee. Such claim shall be reviewed by the subcommittee of the Committee that is designated to review such claims. This subcommittee shall notify the Claimant within 90 days after receipt of the claim (or within 180 days if special circumstances apply) of allowance or denial of the claim. If the claim for benefits is denied, in whole or in part, the Claimant will receive a written explanation of:

	a)	The specific reasons for the denial;

	b)	The specific references to provisions of the Plan document that support those reasons;

	c)	Any additional information that must be provided to improve the claim and the reasons why that information is necessary; and

	d)	The procedures that are available for a further review of the claim.

A Claimant is entitled to request a review of any denial of his or her claim by the full Committee. The request for review must be submitted within 60 days of receipt of the denial. Absent a request for review within the 60-day period, the claim shall be deemed to be conclusively denied. The Claimant or his or her representatives shall be entitled to review all pertinent documents and to submit issues and comments in writing as part of any request for review. The Committee may, but shall not be required to, grant the Claimant a hearing as part of this review process. The Committee will conduct a full and fair review of the claim and will notify the Claimant of the decision within 60 days (or 120 days if special circumstances apply). The decision must be in writing and will include the specific reasons and references to Plan provisions on which the decision is based. The Committee has the exclusive right and discretion to interpret the provisions of the Plan, and the entitlement to benefits, and its decision is conclusive and final and not subject to further review.

ARTICLE IX - AMENDMENT AND TERMINATION OF PLAN

9.1.

Amendment. The Board or any duly authorized committee thereof may amend the Plan, in full or in part, at any time. However, no amendment shall reduce the amount accrued in any Account as of the date such notice of the amendment is given.

9.2.	Termination. The Company expects the Plan to be permanent, but necessarily must, and does, reserve the right to terminate the Plan, by action of the Board, at any time.

9.3.

Partial Termination. The Board may partially terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments. If such a partial termination occurs, the Plan shall continue to operate and be effective with regard to Deferral Commitments entered into prior to the effective date of such partial termination.

9.4.

Complete Termination. The Board may completely terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments, and by terminating all ongoing Deferral Commitments. In the event of complete termination, the Plan shall cease to operate and the Company shall distribute each Account to the appropriate Participant.

ARTICLE X - MISCELLANEOUS

10.1.

Unfunded Plan. This plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301, and 401 of ERISA, and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, the Board may terminate the Plan and make no further benefit payments or remove certain employees as Participants if it is determined by the United States Department of Labor, a court of competent jurisdiction, or an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3 (2) of ERISA (as currently in effect or hereafter amended) which is not so exempt.

10.2.	Company Obligation. The obligation to make benefit payments to any Participant under the Plan shall be an obligation solely of the Company.

10.3.

Unsecured General Creditor. Notwithstanding any other provision of this Plan, Participants and Participants' Beneficiaries shall be unsecured general creditors, with no secured or preferential rights to any assets of the Company or any other party for payment of benefits under this Plan. Any property held by the Company for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged and unrestricted assets. The Company's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.

10.4.

Trust Fund. The Company shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Company may establish one or more trusts, with such trustees as the Committee may approve, for the purpose of assisting in the payment of such benefits. Although such a trust shall be irrevocable, its assets shall be held for payment of all of the Company's general creditors in the event of insolvency. To the extent any benefits provided under the Plan are paid from any such trust, the Company shall have no further obligation to pay them. If not paid from the trust, such benefits shall remain the obligation of the Company.

10.5.

Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

10.6.

Not a Contract of Employment. This Plan shall not constitute a contract of employment between the Company and any Participant. Nothing in this Plan shall give a Participant the right to be retained in the service of the Company or to interfere with the right of the Company to discipline or discharge a Participant at any time.

10.7.

Protective Provisions. A Participant will cooperate with the Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Company may deem necessary and taking such other action as may be requested by the Company.

10.8.	Governing Law. The provisions of this Plan shall be construed and interpreted according to the laws of the State of Illinois, except as preempted by federal law.

10.9.

Validity. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

10.10.

Successors. The provisions of this Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Company, and successors of any such corporation or other business entity.

10.11.

Severability. If any provision of the Plan shall be found to be invalid or unenforceable by a court of competent jurisdiction, the validity or enforceability of the remaining provisions of the Plan shall remain in full force and effect.

Exhibit 10(c)(xv)

ACTION BY WRITTEN CONSENT
OF THE SOLE DIRECTOR OF
TRUE NORTH COMMUNICATIONS INC.

               The undersigned, being the sole member of the Board of Directors of True North Communications Inc., a Delaware corporation (the "Company"), does hereby consent in writing and in lieu of a meeting, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, to the adoption of the following resolutions:

               WHEREAS, True North currently maintains the True North Communications Inc. Deferred Compensation Plan (the "Plan"), which provides deferred compensation benefits to management and other highly-compensated employees;

               WHEREAS, the Plan, as amended and restated effective as of January 1, 2001, and subsequently amended also effective as of January 1, 2001, was previously approved by the Compensation Committee on behalf of the Board of Directors of the Company; and

               WHEREAS, the Company desires to amend the Plan further as set forth below.

               NOW, THEREFORE, BE IT RESOLVED that, effective March 1, 2002, the Plan is hereby amended, in accordance with Section 9.1 of the Plan, by replacing Section 10.5 of the Plan with the following new Section 10.5:
"10.5

Nonassignability.  Prior to payment thereof, no benefit under the Plan shall be assignable or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment or encumbrances of any kind, except pursuant to a domestic relations order awarding benefits to an "alternate payee" (within the meaning of Section 414(p)(8) of the Internal Revenue Code of 1986, as amended (the "Code")) that the Administrator determines satisfies the criteria set forth in paragraphs (1), (2) and (3) of Code Section 414(p) (a "DRO"). Notwithstanding any provision of the Plan to the contrary, the Plan benefits awarded to an alternate payee under a DRO shall be paid in a single lump sum to the alternate payee as soon as administratively practicable following the date the Administrator determines the order is a DRO."; and

               FURTHER RESOLVED that the appropriate officers of the Company are hereby authorized and directed to take such steps that in their opinion or the opinion of legal counsel are necessary or advisable in order to carry out the intent and purposes of the foregoing resolution.

DIRECTOR

____________________________________
Nicholas J. Camera

Dated: _____________________________